Filed Pursuant to Rule 433
                                                     Registration No. 333-130524

                        [Banc of America Securities Logo]

--------------------------------------------------------------------------------
The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

RMBS New Issue Term Sheet

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
Offered Certificates: A-3A, A-3B, A-3C, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 &
M-9

$574,601,000 (approximate)

Asset Backed Funding Corporation
Depositor

Bank of America, National Association
Sponsor

Option One Mortgage Corporation
Originator & Servicer

Clayton Fixed Income Services Inc.
Credit Risk Manager

October 31, 2006

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.
The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received certain additional information. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

Any disclaimers or other notices that may appear below this document are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

o     Summary of Certificates                                              p. 4

o     Important Dates and Contacts                                         p. 5

o     Summary of Terms                                                     p. 7

o     Credit Enhancement                                                   p. 10

o     Pass-Through Rates                                                   p. 12

o     Interest Rate Swap Agreement                                         p. 15

o     Trigger Events                                                       p. 17

o     Interest and Principal Distributions                                 p. 18

o     Bond Summary                                                         p. 26

o     Group 3 and Pool Cap Schedule                                        p. 30

o     Breakeven Losses                                                     p. 32

o     Excess Spread                                                        p. 33


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                             SUMMARY OF CERTIFICATES
                             -----------------------


         Expected                              Expected       Expected Principal    Expected Initial
        Approximate   Interest   Principal     WAL (yrs)         Window (mos)      Credit Enhancement    Expected Ratings
Class   Size ($)(1)     Type       Type        Call/Mat            Call/Mat            Percentage        Moody's    Fitch
-------------------------------------------------------------------------------------------------------------------------
 A-1    114,273,000   Floating      Sen                       Not Offered Hereby                          Aaa        AAA
 A-2    114,343,000   Floating      Sen                       Not Offered Hereby                          Aaa        AAA
 A-3A   236,422,000   Floating    Sen Seq     1.00 / 1.00      1 to 23 / 1 to 23          24.70%          Aaa        AAA
 A-3B   165,145,000   Floating    Sen Seq     3.00 / 3.19    23 to 71 / 23 to 119         24.70%          Aaa        AAA
 A-3C     5,469,000   Floating    Sen Seq    5.86 / 11.52   71 to 71 / 119 to 162         24.70%          Aaa        AAA
 M-1     35,032,000   Floating    Seq Mezz    3.93 / 3.93     44 to 52 / 44 to 52         20.55%          Aa1        AA+
 M-2     32,078,000   Floating    Seq Mezz    4.71 / 4.71     52 to 68 / 52 to 68         16.75%          Aa2         AA
 M-3     18,572,000   Floating    Seq Mezz    5.85 / 7.85    68 to 71 / 68 to 142         14.55%          Aa3        AA-
 M-4     16,039,000   Floating     Mezz       4.32 / 4.72    43 to 71 / 43 to 124         12.65%           A1         A+
 M-5     15,617,000   Floating     Mezz       4.26 / 4.65    41 to 71 / 41 to 120         10.80%           A2         A
 M-6     13,928,000   Floating     Mezz       4.22 / 4.59    40 to 71 / 40 to 115          9.15%           A3         A-
 M-7     13,507,000   Floating     Mezz       4.19 / 4.54    40 to 71 / 40 to 110          7.55%           Baa1      BBB+
 M-8     12,240,000   Floating     Mezz       4.16 / 4.47    39 to 71 / 39 to 104          6.10%           Baa2      BBB
 M-9     10,552,000   Floating     Mezz       4.14 / 4.41     38 to 71 / 38 to 97          4.85%           Baa3      BBB-
  B      10,130,000   Floating      Sub                       Not Offered Hereby                           Ba1       BB+
-------------------------------------------------------------------------------------------------------------------------


(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

Structure:
----------

(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group 1 Mortgage Loans. The Class A-2 Certificates are backed primarily by the cash flow from the Group 2 Mortgage Loans. The Class A-3A, Class A-3B and Class A-3C Certificates are backed primarily by the cash flow from the Group 3 Mortgage Loans. The Class M and Class B Certificates are backed by the cash flows from all the Mortgage Loans.

(2) The margins on the Class A Certificates will double and the margins on the Class M and Class B Certificates will increase to 1.5x their initial margins after the Optional Termination Date.

(3) The Offered Certificates will accrue interest at a rate equal to one-month LIBOR plus a related fixed margin, subject to certain caps.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                  PRICING SPEED
                                  -------------

Adjustable-rate               100% ARM PPC
Mortgage Loans                100% ARM PPC assumes that prepayments start at 5%
                              CPR in month one, increase by approximately 2.273% each month to 30% CPR in month twelve, remain at 30% CPR through month twenty four, increase to 60%
                              CPR for the next three months and then remain at 35% CPR from month twenty eight and thereafter.

Fixed-rate Mortgage           100% FRM PPC
Loans                         100% FRM PPC assumes that prepayments start at
                              2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

                           SUMMARY OF IMPORTANT DATES
                           --------------------------

Deal Information                           Collateral Information
Expected Pricing     [November 2], 2006    Cut-off Date          October 1, 2006
Expected Settlement   November 14, 2006
First Distribution    November 27, 2006
Expected Stepdown     November 25, 2009

Bond Information
----------------


                            Initial
Class                       Accrual                                           REMIC
           Dated Date         Days      Accrual Method     Delay Days   Maturity Date (1)
-----------------------------------------------------------------------------------------
 A-1    November 14, 2006             Not Offered Hereby                November 25, 2036
 A-2    November 14, 2006             Not Offered Hereby                November 25, 2036
 A-3A   November 14, 2006      0          Actual/360           0        November 25, 2036
 A-3B   November 14, 2006      0          Actual/360           0        November 25, 2036
 A-3C   November 14, 2006      0          Actual/360           0        November 25, 2036
 M-1    November 14, 2006      0          Actual/360           0        November 25, 2036
 M-2    November 14, 2006      0          Actual/360           0        November 25, 2036
 M-3    November 14, 2006      0          Actual/360           0        November 25, 2036
 M-4    November 14, 2006      0          Actual/360           0        November 25, 2036
 M-5    November 14, 2006      0          Actual/360           0        November 25, 2036
 M-6    November 14, 2006      0          Actual/360           0        November 25, 2036
 M-7    November 14, 2006      0          Actual/360           0        November 25, 2036
 M-8    November 14, 2006      0          Actual/360           0        November 25, 2036
 M-9    November 14, 2006      0          Actual/360           0        November 25, 2036
  B     November 14, 2006             Not Offered Hereby                November 25, 2036


(1) The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                    CONTACTS
                                    --------

Banc of America Securities LLC


Mortgage Trading/Syndicate                Tel: (212) 847-5095
--------------------------
                                          Fax: (212) 847-5143

Patrick Beranek                           patrick.beranek@bankofamerica.com

Ileana Chu                                ileana.i.chu@bankofamerica.com

Charlene Balfour                          charlene.c.balfour@bankofamerica.com

Jordan Chirico                            jordan.chirico@bofasecurities.com

Jacqueline Markot                         jacqueline.l.markot@bofasecurities.com


Principal Finance Group                   Fax: (212) 847-5040
-----------------------

Juanita Deane-Warner                      Tel: (212) 583-8405

Rajneesh Salhotra (Structuring)           Tel: (212) 847-5434

Pauwla Rumli                              Tel: (212) 583-8447

Jay Wang (Structuring)                    Tel: (704) 387-1855

Luna Nguyen (Collateral)                  Tel: (704) 683-4190


Rating Agencies
---------------

Wen Hsu - Fitch                           (212) 908-0633

Cecilia Lam - Moody's                     (415) 274-1727


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:                      Asset Backed Funding Corporation

                                          Asset-Backed Certificates, Series
                                          2006-OPT3 (the "Trust").

Class A Certificates:                     The Class A-1 Certificates, Class A-2
                                          Certificates and Class A-3
                                          Certificates.

Class A-3 Certificates:                   The Class A-3A, Class A-3B and Class
                                          A-3C Certificates.

                                          As long as the certificate principal
                                          balance of all of the Class M and
                                          Class B Certificates and the
                                          Overcollateralization Amount have not
                                          been reduced to zero, principal
                                          distributions to the Class A-3
                                          Certificates shall be paid first, to
                                          the Class A-3A Certificates until the
                                          certificate principal balance of the
                                          Class A-3A Certificates is reduced to
                                          zero, second, to the Class A-3B
                                          Certificates until the certificate
                                          principal balance of the Class A-3B
                                          Certificates is reduced to zero and
                                          then, to the Class A-3C Certificates,
                                          until the certificate principal
                                          balance of the Class A-3C Certificates
                                          is reduced to zero. After all of the
                                          certificate principal balance of Class
                                          M and Class B Certificates and the
                                          Overcollateralization Amount have been
                                          reduced to zero, principal will be
                                          distributed to the Class A-3
                                          Certificates on a pro rata basis based
                                          on the certificate principal balances
                                          of each such class.

Class M Certificates:                     The Class M-1, Class M-2, Class M-3,
                                          Class M-4, Class M-5, Class M-6, Class
                                          M-7, Class M-8 and Class M-9
                                          Certificates.

Non-Offered Certificates:                 The Class A-1, Class A-2, Class B,
                                          Class CE, Class P, Class R and Class
                                          R-X.

Offering Type:                            The Class A-3 and Class M Certificates
                                          (the "Offered Certificates") will be
                                          offered publicly pursuant to a
                                          Prospectus.

Depositor:                                Asset Backed Funding Corporation.

Sponsor:                                  Bank of America, National Association.

Originator:                               Option One Mortgage Corporation
                                          ("Option One").

Servicer:                                 Option One.

Swap Provider:                            TBD.

Trustee:                                  Wells Fargo Bank, N.A.

Credit Risk Manager:                      Clayton Fixed Income Services Inc.

Lead Manager and Bookrunner:              Banc of America Securities LLC.

Closing Date:                             On or about November 14, 2006.

Tax Status:                               All Offered Certificates represent
                                          REMIC regular interests and, to a
                                          limited extent, interests in certain
                                          notional principal contract payments
                                          including basis risk interest
                                          carryover payments pursuant to the
                                          payment priorities in the transaction.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

ERISA Eligibility:                        Subject to certain conditions as
                                          further described in the prospectus
                                          supplement, after the termination of
                                          the Interest Rate Swap Agreement, the
                                          Class A Certificates are expected to
                                          be eligible for purchase by or on
                                          behalf of employee benefit plans
                                          subject to the Employee Retirement
                                          Income Security Act of 1974, as
                                          amended, and plans subject to Section
                                          4975 of the Internal Revenue Code of
                                          1986, as amended (the "Code")
                                          ("Plans") so long as certain
                                          conditions are met. When the Interest
                                          Rate Swap Agreement is still in
                                          effect, such a plan that meets the
                                          requirements of an investor-based
                                          class exemption is expected to be
                                          eligible to purchase the Class A
                                          Certificates. A fiduciary of an
                                          employee benefit plan must determine
                                          that the purchase of a Class A
                                          Certificate is consistent with its
                                          fiduciary duties under applicable law
                                          and does not result in a nonexempt
                                          prohibited transaction under
                                          applicable law. The Class M
                                          Certificates are not eligible for
                                          purchase by Plans.

SMMEA Eligibility:                        The Class A, Class M-1, Class M-2 and
                                          Class M-3 Certificates will constitute
                                          "mortgage related securities" for
                                          purposes of SMMEA.

Distribution Dates:                       The 25th of each month, or if such day
                                          is not a business day, the next
                                          succeeding business day, beginning in
                                          November 2006.

Accrued Interest:                         The price to be paid by investors for
                                          the Offered Certificates will not
                                          include accrued interest (settle
                                          flat).

Day Count:                                With respect to the Offered
                                          Certificates, Actual/360.

Payment Delay:                            With respect to the Offered
                                          Certificates, 0 days.

Stepped Servicing Fee Rate:               Approximately 0.30% per annum on the
                                          aggregate principal balance of the
                                          Mortgage Loans for November 2006
                                          through August 2007 Distribution
                                          Dates, approximately 0.40% per annum
                                          on the aggregate principal balance of
                                          the Mortgage Loans for September 2007
                                          through April 2009 Distribution Dates
                                          and approximately 0.65% per annum on
                                          the aggregate principal balance of the
                                          Mortgage Loans for months May 2009 and
                                          thereafter Distribution Dates.

Credit Risk Manager Fee Rate:             Approximately 0.0150% per annum on the
                                          aggregate principal balance of the
                                          Mortgage Loans.

Cut-Off Date:                             For each of the Mortgage Loans, the
                                          close of business on October 1, 2006.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS
                                ----------------

Mortgage Loans:                           As of the Cut-off Date, the aggregate
                                          principal balance of the Mortgage
                                          Loans was approximately $844,159,461.
                                          The pool of Mortgage Loans consist of
                                          fixed-rate and adjustable-rate first
                                          lien Mortgage Loans, of which: (i)
                                          approximately $151,756,592 consists of
                                          a pool of conforming balance
                                          fixed-rate and adjustable-rate first
                                          lien Mortgage Loans (the "Group 1
                                          Mortgage Loans"), (ii) approximately
                                          $151,850,026 consists of a pool of
                                          conforming balance fixed-rate and
                                          adjustable-rate first lien Mortgage
                                          Loans (the "Group 2 Mortgage Loans")
                                          and (iii) approximately $540,552,843
                                          consists of a pool of conforming and
                                          non-conforming balance fixed-rate and
                                          adjustable-rate first lien Mortgage
                                          Loans (the "Group 3 Mortgage Loans").

Optional Termination Date:                The first Distribution Date following
                                          the Distribution Date on which the
                                          aggregate principal balance of the
                                          Mortgage Loans is 10% or less of the
                                          sum of the aggregate Principal Balance
                                          of the Mortgage Loans as of the
                                          Cut-off Date.

Monthly Servicer Advances:                The Servicer will be obligated to
                                          advance its own funds in an amount
                                          equal to the aggregate of all payments
                                          of principal and interest (net of any
                                          Servicing Fees) that were due during
                                          the related due period on the Mortgage
                                          Loans. Advances are required to be
                                          made only to the extent they are
                                          deemed by the Servicer to be
                                          recoverable from related late
                                          collections, insurance proceeds,
                                          condemnation proceeds or liquidation
                                          proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT
                               ------------------

Credit Enhancement:                       Credit enhancement for the structure
                                          is provided by excess interest,
                                          overcollateralization,
                                          cross-collateralization and
                                          subordination.

Expected Credit Support Percentage:

                                          Class   Initial Credit Support   After-Stepdown Support
                                                      (Approximate)            (Approximate)
                                          -------------------------------------------------------
                                            A            24.70%                    49.40%
                                           M-1           20.55%                    41.10%
                                           M-2           16.75%                    33.50%
                                           M-3           14.55%                    29.10%
                                           M-4           12.65%                    25.30%
                                           M-5           10.80%                    21.60%
                                           M-6            9.15%                    18.30%
                                           M-7            7.55%                    15.10%
                                           M-8            6.10%                    12.20%
                                           M-9            4.85%                     9.70%
                                            B             3.65%                     7.30%


Targeted Overcollateralization Amount:    The Targeted Overcollateralization
                                          Amount means as of any Distribution
                                          Date, (x) prior to the Stepdown Date,
                                          approximately 3.65% of the aggregate
                                          Principal Balance of the Mortgage
                                          Loans on the Cut-off Date and (y) on
                                          or after the Stepdown Date, the
                                          greater of approximately (a) 7.30% of
                                          the aggregate Principal Balance of the
                                          Mortgage Loans at the end of the
                                          related collection period after giving
                                          effect to prepayments in the related
                                          prepayment period and (b) 0.50% of the
                                          Cut-off Principal Balance of the
                                          Mortgage Loans; provided however, if a
                                          Trigger Event has occurred, the
                                          Targeted Overcollateralization Amount
                                          will be equal to the Targeted
                                          Overcollateralization Amount for the
                                          immediately preceding Distribution
                                          Date.

Stepdown Date:                            The earlier to occur of (i) the
                                          Distribution Date following the
                                          Distribution Date on which the
                                          aggregate certificate principal
                                          balance of the Class A Certificates
                                          has been reduced to zero and (ii) the
                                          later to occur of (a) the Distribution
                                          Date in November 2009 and (b) the
                                          first Distribution Date on which the
                                          Credit Enhancement Percentage for the
                                          Class A Certificates is greater than
                                          or equal to approximately 49.40%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                               CREDIT ENHANCEMENT
                               ------------------

Realized Losses:                          A Realized Loss is (i) as to any
                                          Mortgage Loan that is liquidated, the
                                          unpaid principal balance thereof less
                                          the net proceeds from the liquidation
                                          of, and any insurance proceeds from,
                                          such Mortgage Loan and the related
                                          mortgaged property which are applied
                                          to the principal balance of such
                                          Mortgage Loan, (ii) to the extent of
                                          the amount of any reduction of
                                          principal balance by a bankruptcy
                                          court of the mortgaged property at
                                          less than the amount of the Mortgage
                                          Loan and (iii) a reduction in the
                                          principal balance of a Mortgage Loan
                                          resulting from a modification by the
                                          Servicer.

                                          All Realized Losses on the Mortgage
                                          Loans will be allocated on each
                                          Distribution Date, first, to the
                                          Monthly Excess Cashflow Amount and any
                                          Net Swap Payment from the Swap
                                          Provider; second, in reduction of the
                                          Overcollateralization Amount; third,
                                          to the Class B Certificates; fourth,
                                          to the Class M-9 Certificates; fifth,
                                          to the Class M-8 Certificates; sixth,
                                          to the Class M-7 Certificates;
                                          seventh, to the Class M-6
                                          Certificates; eighth, to the Class M-5
                                          Certificates; ninth, to the Class M-4
                                          Certificates; tenth, to the Class M-3
                                          Certificates; eleventh, to the Class
                                          M-2 Certificates; and twelfth, to the
                                          Class M-1 Certificates. Realized
                                          Losses will not be allocated to the
                                          Class A Certificates. However it is
                                          possible that under certain loss
                                          scenarios there will not be enough
                                          principal and interest on the Mortgage
                                          Loans to pay the Class A Certificates
                                          all interest and principal amounts to
                                          which such Certificates are then
                                          entitled.

Credit Enhancement Percentage:            The Credit Enhancement Percentage for
                                          any class of certificates for any
                                          Distribution Date is the percentage
                                          obtained by dividing (x) the sum of
                                          (i) the aggregate Certificate
                                          Principal Balance of the classes of
                                          Certificates with a lower distribution
                                          priority than such class before taking
                                          into account the distribution of the
                                          Principal Distribution Amount on such
                                          Distribution Date and (ii) the
                                          Overcollateralization Amount after
                                          taking into account the distribution
                                          of the Principal Distribution Amount
                                          as of the prior Distribution Date by
                                          (y) the aggregate principal balance of
                                          the Mortgage Loans as of the last day
                                          of the related collection period after
                                          giving effect to principal prepayments
                                          in the related prepayment period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                               PASS-THROUGH RATES*
                               -------------------

The Certificate Interest Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the Pass-Through Rate for such Distribution Date and (y) the applicable Cap for such Distribution Date.

Pass-Through Rate:                        The Pass-Through Rate for the
                                          Certificates is the lesser of:

                                              (i)   the sum of (a) one-month
                                                    LIBOR as determined for the
                                                    related period and (b) the
                                                    certificate margin for the
                                                    applicable class; and

                                              (ii)  the applicable Maximum Rate
                                                    Cap for such Distribution
                                                    Date.

                                          On each Distribution Date after the
                                          Optional Termination Date, the
                                          certificate margins for the Class A
                                          Certificates will be 2 times the
                                          related initial certificate margins,
                                          and the certificate margins for the
                                          Class M and Class B Certificates will
                                          be 1.5 times the related initial
                                          certificate margins.

Group 1 Cap:                              The "Group 1 Cap" for any Distribution
                                          Date and for the Class A-1
                                          Certificates will be (i) a per annum
                                          rate (subject to adjustment based on
                                          the actual number of days elapsed in
                                          the related Interest Accrual Period)
                                          equal to the weighted average of the
                                          Net Mortgage Interest Rates for the
                                          Group 1 Mortgage Loans, weighted on
                                          the basis of the Principal Balances of
                                          the Group 1 Mortgage Loans as of the
                                          first day of the related Collection
                                          Period minus (ii) a percentage,
                                          expressed as a per annum rate (subject
                                          to an adjustment based on the actual
                                          number of days elapsed in the related
                                          Interest Accrual Period), calculated
                                          as a fraction, the numerator of which
                                          is the sum of (x) any Net Swap Payment
                                          owed to the Swap Provider and (y) any
                                          Swap Termination Payment (other than
                                          any Swap Termination Payment resulting
                                          from a Swap Provider Trigger Event)
                                          payable by the Trust and the
                                          denominator of which is the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the first day of the
                                          related Collection Period.

Group 1 Maximum Rate Cap:                 The "Group 1 Maximum Rate Cap" for any
                                          Distribution Date and for the Class
                                          A-1 Certificates will be a (a) per
                                          annum rate (subject to adjustment
                                          based on the actual number of days
                                          elapsed in the related Interest
                                          Accrual Period) equal to the weighted
                                          average of the Net Maximum Mortgage
                                          Interest Rates for the Group 1
                                          Mortgage Loans, weighted on the basis
                                          of the Principal Balances of the Group
                                          1 Mortgage Loans as of the first day
                                          of the related Collection Period minus
                                          (b) a percentage, expressed as a per
                                          annum rate (subject to an adjustment
                                          based on the actual number of days
                                          elapsed in the related Interest
                                          Accrual Period), calculated as a
                                          fraction, the numerator of which is
                                          the sum of (i) any Net Swap Payment
                                          owed to the Swap Provider and (ii) any
                                          Swap Termination Payment (other than
                                          any Swap Termination Payment resulting
                                          from a Swap Provider Trigger Event),
                                          payable by the Trust, and the
                                          denominator of which is equal to the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the first day of
                                          the related Collection Period plus (c)
                                          a percentage, expressed as a per annum
                                          rate (subject to an adjustment based
                                          on the actual number of days elapsed
                                          in the related Interest Accrual
                                          Period), calculated as a fraction, the
                                          numerator of which is equal to any Net
                                          Swap Payment made by the Swap Provider
                                          and the denominator of which is equal
                                          to the aggregate principal balance of
                                          the Mortgage Loans as of the first day
                                          of the related Collection Period.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                               PASS-THROUGH RATES*
                               -------------------

Group 2 Cap:                              The "Group 2 Cap" for any Distribution
                                          Date and for the Class A-2
                                          Certificates will be (i) a per annum
                                          rate (subject to adjustment based on
                                          the actual number of days elapsed in
                                          the related Interest Accrual Period)
                                          equal to the weighted average of the
                                          Net Mortgage Interest Rates for the
                                          Group 2 Mortgage Loans, weighted on
                                          the basis of the Principal Balances of
                                          the Group 2 Mortgage Loans as of the
                                          first day of the related Collection
                                          Period minus (ii) a percentage,
                                          expressed as a per annum rate (subject
                                          to an adjustment based on the actual
                                          number of days elapsed in the related
                                          Interest Accrual Period), calculated
                                          as a fraction, the numerator of which
                                          is the sum of (x) any Net Swap Payment
                                          owed to the Swap Provider and (y) any
                                          Swap Termination Payment (other than
                                          any Swap Termination Payment resulting
                                          from a Swap Provider Trigger Event)
                                          payable by the Trust and the
                                          denominator of which is the aggregate
                                          principal balance of the Mortgage
                                          Loans as of the first day of the
                                          related Collection Period.

Group 2 Maximum Rate Cap:                 The "Group 2 Maximum Rate Cap" for any
                                          Distribution Date and for the Class
                                          A-2 Certificates will be a (a) per
                                          annum rate (subject to adjustment
                                          based on the actual number of days
                                          elapsed in the related Interest
                                          Accrual Period) equal to the weighted
                                          average of the Net Maximum Mortgage
                                          Interest Rates for the Group 2
                                          Mortgage Loans, weighted on the basis
                                          of the Principal Balances of the Group
                                          2 Mortgage Loans as of the first day
                                          of the related Collection Period minus
                                          (b) a percentage, expressed as a per
                                          annum rate (subject to an adjustment
                                          based on the actual number of days
                                          elapsed in the related Interest
                                          Accrual Period), calculated as a
                                          fraction, the numerator of which is
                                          the sum of (i) any Net Swap Payment
                                          owed to the Swap Provider and (ii) any
                                          Swap Termination Payment (other than
                                          any Swap Termination Payment resulting
                                          from a Swap Provider Trigger Event),
                                          payable by the Trust, and the
                                          denominator of which is equal to the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the first day of
                                          the related Collection Period plus (c)
                                          a percentage, expressed as a per annum
                                          rate (subject to an adjustment based
                                          on the actual number of days elapsed
                                          in the related Interest Accrual
                                          Period), calculated as a fraction, the
                                          numerator of which is equal to any Net
                                          Swap Payment made by the Swap Provider
                                          and the denominator of which is equal
                                          to the aggregate principal balance of
                                          the Mortgage Loans as of the first day
                                          of the related Collection Period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                               PASS-THROUGH RATES*
                               -------------------

Group 3 Cap:                              The "Group 3 Cap" for any Distribution
                                          Date and for the Class A-3
                                          Certificates will be (i) a per annum
                                          rate (subject to adjustment based on
                                          the actual number of days elapsed in
                                          the related Interest Accrual Period)
                                          equal to the weighted average of the
                                          Net Mortgage Interest Rates for the
                                          Group 3 Mortgage Loans, weighted on
                                          the basis of the Principal Balances of
                                          the Group 3 Mortgage Loans as of the
                                          first day of the related Collection
                                          Period minus (ii) a percentage,
                                          expressed as a per annum rate (subject
                                          to an adjustment based on the actual
                                          number of days elapsed in the related
                                          Interest Accrual Period), calculated
                                          as a fraction, the numerator of which
                                          is the sum of (x) any Net Swap Payment
                                          owed to the Swap Provider and (y) any
                                          Swap Termination Payment (other than
                                          any Swap Termination Payment resulting
                                          from a Swap Provider Trigger Event)
                                          payable by the Trust and the
                                          denominator of which is the sum of the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the first day of
                                          the related Collection Period.

Group 3 Maximum Rate Cap:                 The "Group 3 Maximum Rate Cap" for any
                                          Distribution Date and for the Class
                                          A-3 Certificates will be a (a) per
                                          annum rate (subject to adjustment
                                          based on the actual number of days
                                          elapsed in the related Interest
                                          Accrual Period) equal to the weighted
                                          average of the Net Maximum Mortgage
                                          Interest Rates for the Group 3
                                          Mortgage Loans, weighted on the basis
                                          of the Principal Balances of the Group
                                          3 Mortgage Loans as of the first day
                                          of the related Collection Period minus
                                          (b) a percentage, expressed as a per
                                          annum rate (subject to an adjustment
                                          based on the actual number of days
                                          elapsed in the related Interest
                                          Accrual Period), calculated as a
                                          fraction, the numerator of which is
                                          the sum of (i) any Net Swap Payment
                                          owed to the Swap Provider and (ii) any
                                          Swap Termination Payment (other than
                                          any Swap Termination Payment resulting
                                          from a Swap Provider Trigger Event),
                                          payable by the Trust, and the
                                          denominator of which is equal to the
                                          aggregate principal balance of the
                                          Mortgage Loans as of the first day of
                                          the related Collection Period plus (c)
                                          a percentage, expressed as a per annum
                                          rate (subject to an adjustment based
                                          on the actual number of days elapsed
                                          in the related Interest Accrual
                                          Period), calculated as a fraction, the
                                          numerator of which is equal to any Net
                                          Swap Payment made by the Swap Provider
                                          and the denominator of which is equal
                                          to the sum of the aggregate principal
                                          balance of the Mortgage Loans as of
                                          the first day of the related
                                          Collection Period.

Pool Cap:                                 The "Pool Cap" for any Distribution
                                          Date and for the Class M and Class B
                                          Certificates will be a per annum rate
                                          equal to the weighted average of the
                                          Group 1 Cap, the Group 2 Cap and the
                                          Group 3 Cap, weighted on the basis of
                                          the related Group Subordinate Amount.

Pool Maximum Rate Cap:                    The "Pool Maximum Rate Cap" for any
                                          Distribution Date and for the Class M
                                          and Class B Certificates will be a per
                                          annum rate equal to the weighted
                                          average of the Group 1 Maximum Rate
                                          Cap, the Group 2 Maximum Cap Rate and
                                          the Group 3 Maximum Rate Cap, weighted
                                          on the basis of the related Group
                                          Subordinate Amount.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                          INTEREST RATE SWAP AGREEMENT

Interest Rate Swap Agreement:             On the Closing Date, the Trustee will
                                          enter into an Interest Rate Swap
                                          Agreement with notional amounts as
                                          shown in the Interest Rate Swap
                                          Schedule hereto. Under the Interest
                                          Rate Swap Agreement, the Trust is
                                          obligated to pay to the Swap Provider
                                          a fixed payment equal to the product
                                          of (x) [5.25]%, (y) the Notional
                                          Amount for such Distribution Date and
                                          (z) a fraction, the numerator of which
                                          is 30 (or, for the first Distribution
                                          Date, the number of days elapsed from
                                          the closing date to but excluding the
                                          first Distribution Date on a 30/360
                                          basis), and the denominator of which
                                          is 360 and the Swap Provider is
                                          obligated to pay to the Trust a
                                          floating amount equal to the product
                                          of (x) one-month LIBOR, (y) the
                                          Notional Amount for such Distribution
                                          Date and (z) a fraction, the numerator
                                          of which is the actual number of days
                                          elapsed from the previous Distribution
                                          Date to but excluding the current
                                          Distribution Date (or, for the first
                                          Distribution Date, the actual number
                                          of days elapsed from the Closing Date
                                          to but excluding the first
                                          Distribution Date) and the denominator
                                          of which is 360. Only the net amount
                                          of the two obligations will be paid by
                                          the appropriate party (the "Net Swap
                                          Payment"). See the attached Interest
                                          Rate Swap Schedule. Generally, the Net
                                          Swap Payment will be deposited into a
                                          swap account (the "Swap Account") by
                                          the Trustee pursuant to the Pooling
                                          and Servicing Agreement and amounts on
                                          deposit in the Swap Account will be
                                          distributed as described under "Swap
                                          Payment Distribution" below. Upon
                                          early termination of the Interest Rate
                                          Swap Agreement, the Trust or the Swap
                                          Provider may be liable to make a
                                          termination payment (the "Swap
                                          Termination Payment ") to the other
                                          party (regardless of which party
                                          caused the termination). The Swap
                                          Termination Payment will be computed
                                          in accordance with the procedures set
                                          forth in the Interest Rate Swap
                                          Agreement. In the event that the Trust
                                          is required to make a Swap Termination
                                          Payment, in certain instances that
                                          payment will be paid on the related
                                          Distribution Date and on any
                                          subsequent Distribution Dates until
                                          paid in full, prior to distributions
                                          to Certificateholders.

                                          Any Net Swap Payments and Swap
                                          Termination Payments (other than any
                                          Swap Termination Payment resulting
                                          from a Swap Provider Trigger Event)
                                          will be payable from interest
                                          collections on the Mortgage Loans. To
                                          the extent the sum of Net Swap
                                          Payments and Swap Termination Payments
                                          exceeds the interest collections for a
                                          Distribution Date, such excess will be
                                          paid from the principal collections
                                          for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                           Interest Rate Swap Schedule
                           ---------------------------


Period   Distribution Date   Notional Amount ($)   Period   Distribution Date   Notional Amount ($)
---------------------------------------------------------------------------------------------------
  1         11/25/2006           836,173,837        31          5/25/2009            55,144,822
  2         12/25/2006           826,307,936        32          6/25/2009            53,487,669
  3          1/25/2007           814,574,131        33          7/25/2009            50,515,708
  4          2/25/2007           800,997,057        34          8/25/2009            45,625,022
  5          3/25/2007           785,613,894        35          9/25/2009            44,058,010
  6          4/25/2007           768,474,526        36         10/25/2009            42,791,442
  7          5/25/2007           749,641,590        37         11/25/2009            41,563,155
  8          6/25/2007           729,325,017        38         12/25/2009            40,371,926
  9          7/25/2007           707,651,518        39          1/25/2010            39,216,569
 10          8/25/2007           684,741,318        40          2/25/2010            38,095,942
 11          9/25/2007           662,572,532        41          3/25/2010            37,008,939
 12         10/25/2007           641,123,821        42          4/25/2010            35,954,492
 13         11/25/2007           620,371,731        43          5/25/2010            34,931,569
 14         12/25/2007           600,293,578        44          6/25/2010            33,939,174
 15          1/25/2008           580,867,414        45          7/25/2010            32,976,340
 16          2/25/2008           562,072,009        46          8/25/2010            32,042,138
 17          3/25/2008           543,886,827        47          9/25/2010            31,135,667
 18          4/25/2008           526,292,001        48         10/25/2010            30,256,055
 19          5/25/2008           509,268,311        49         11/25/2010            29,402,461
 20          6/25/2008           492,797,166        50         12/25/2010            28,574,071
 21          7/25/2008           474,970,432        51          1/25/2011            27,770,099
 22          8/25/2008            77,025,785        52          2/25/2011            26,989,784
 23          9/25/2008            73,167,123        53          3/25/2011            26,232,389
 24         10/25/2008            69,540,723        54          4/25/2011            25,497,205
 25         11/25/2008            66,323,214        55          5/25/2011            24,783,542
 26         12/25/2008            64,285,757        56          6/25/2011            24,090,735
 27          1/25/2009            62,336,872        57          7/25/2011            23,033,122
 28          2/25/2009            60,450,412        58          8/25/2011            18,207,076
 29          3/25/2009            58,624,263        59          9/25/2011            17,731,594
 30          4/25/2009            56,856,388        60         10/25/2011            17,292,144



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                 TRIGGER EVENTS
                                 --------------

Trigger Event:                            A Trigger Event exists with respect to
                                          any Distribution Date on or after the
                                          Stepdown Date (i) if the three month
                                          rolling average of 60+ day delinquent
                                          loans (including loans that are in
                                          bankruptcy or foreclosure and are 60+
                                          days delinquent or that are REO) is
                                          equal to or greater than the
                                          applicable percentages of the Credit
                                          Enhancement Percentage as set forth
                                          below for the most senior class of
                                          Class A, Class M and Class B
                                          Certificates then outstanding

                                                   Class           Percentage
                                           Class A Certificates      40.85%
                                          Class M-1 Certificates     49.10%
                                          Class M-2 Certificates     60.25%
                                          Class M-3 Certificates     69.35%
                                          Class M-4 Certificates     79.75%
                                          Class M-5 Certificates     93.45%
                                          Class M-6 Certificates    110.30%
                                          Class M-7 Certificates    133.65%
                                          Class M-8 Certificates    165.45%
                                          Class M-9 Certificates    208.10%
                                           Class B Certificates     276.50%

                                          or (ii) if the aggregate amount of
                                          Realized Losses incurred since the
                                          Cut-off Date through the last day of
                                          the related collection period (reduced
                                          by the aggregate amount of subsequent
                                          recoveries received since the Cut-off
                                          Date through the last day of the
                                          related Collection Period) divided by
                                          the aggregate principal balance of the
                                          Mortgage Loans as of the Cut-off Date:

                                               Distribution Dates                               Percentage
                                               ------------------                               ----------
                                          November 2008 - October 2009   1.85% for the first month, plus an additional 1/12th of
                                                                                     2.30% for each month thereafter,
                                          November 2009 - October 2010   4.15% for the first month, plus an additional 1/12th of
                                                                                     2.30% for each month thereafter,
                                          November 2010 - October 2011   6.45% for the first month, plus an additional 1/12th of
                                                                                     1.85% for each month thereafter,
                                          November 2011 - October 2012   8.30% for the first month, plus an additional 1/12th of
                                                                                     1.00% for each month thereafter,
                                             November 2012 and after                              9.30%


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                             INTEREST DISTRIBUTIONS*
                             -----------------------

On each Distribution Date, Interest Remittance Amount will be distributed in the following order of priority to the extent available:

      first, to the Credit Risk Manager, the Credit Risk Manager Fee;

      second, concurrently, as follows:

(i) from the Group 1 Interest Remittance Amount, to the holders of the Class A-1 Certificates, the Accrued Certificate Interest for such Distribution Date;

(ii) from the Group 2 Interest Remittance Amount, to the holders of the Class A-2 Certificates, the Accrued Certificate Interest for such Distribution Date;

(iii) concurrently, from the Group 3 Interest Remittance Amount, to the holders of the Class A-3 Certificates, pro rata, the Accrued Certificate Interest for such Distribution Date;

      third, concurrently, as follows:

(i) from the Group 1 Interest Remittance Amount, to the holders of the Class A-1 Certificates, the Interest Carry Forward Amount for such Distribution Date;

(ii) from the Group 2 Interest Remittance Amount, to the holders of the Class A-2 Certificates, the Interest Carry Forward Amount for such Distribution Date;

(iii) concurrently, from the Group 3 Interest Remittance Amount, to the holders of the Class A-3 Certificates, pro rata, the Interest Carry Forward Amount for such Distribution Date;

      fourth, concurrently, as follows:

(i) if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1 Certificates' Accrued Certificate Interest for such Distribution Date in priority second above, from the remaining Group 2 Interest Remittance Amount and Group 3 Interest Remittance Amount, to the Class A-1 Certificates, to cover such shortfall for such Distribution Date;

(ii) if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2 Certificates' Accrued Certificate Interest for such Distribution Date in priority second above, from the remaining Group 1 Interest Remittance Amount and Group 3 Interest Remittance Amount, to the Class A-2 Certificates, to cover such shortfall for such Distribution Date;

(iii) if the Group 3 Interest Remittance Amount is insufficient to pay the Class A-3 Certificates' Accrued Certificate Interest for such Distribution Date in priority second above, concurrently, from the remaining Group 1 Interest Remittance Amount and Group 2 Interest Remittance Amount, to the Class A-3 Certificates, pro rata, to cover such shortfall for such Distribution Date;

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                       INTEREST DISTRIBUTIONS (Continued)*
                       -----------------------------------

      fifth, concurrently, as follows:

(i) if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1 Certificates' Interest Carry Forward Amount for such Distribution Date in priority third above, from the remaining Group 2 Interest Remittance Amount and Group 3 Interest Remittance Amount, to the Class A-1 Certificates, to cover such shortfall for such Distribution Date;

(ii) if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2 Certificates' Interest Carry Forward Amount for such Distribution Date in priority third above, from the remaining Group 1 Interest Remittance Amount and Group 3 Interest Remittance Amount, to the Class A-2 Certificates, to cover such shortfall for such Distribution Date; and

(iii) if the Group 3 Interest Remittance Amount is insufficient to pay the Class A-3 Certificates' applicable Interest Carry Forward Amount for such Distribution Date in priority third above, concurrently, from the remaining Group 1 Interest Remittance Amount and Group 2 Interest Remittance Amount, to the Class A-3 Certificates, pro rata, to cover such shortfall for such Distribution Date;

      sixth, to the Class M-1 Certificates, the Accrued Certificate Interest for such Distribution Date;

      seventh, to the Class M-2 Certificates, the Accrued Certificate Interest for such Distribution Date;

      eighth, to the Class M-3 Certificates, the Accrued Certificate Interest for such Distribution Date;

      ninth, to the Class M-4 Certificates, the Accrued Certificate Interest for such Distribution Date;

      tenth, to the Class M-5 Certificates, the Accrued Certificate Interest for such Distribution Date;

      eleventh, to the Class M-6 Certificates, the Accrued Certificate Interest for such Distribution Date;

      twelfth, to the Class M-7 Certificates, the Accrued Certificate Interest for such Distribution Date;

      thirteenth, to the Class M-8 Certificates, the Accrued Certificate Interest for such Distribution Date;

      fourteenth, to the Class M-9 Certificates, the Accrued Certificate Interest for such Distribution Date;

      fifteenth, to the Class B Certificates, the Accrued Certificate Interest for such Distribution Date; and

      sixteenth, any remainder as described under "Monthly Excess Cashflow Amount".

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                            PRINCIPAL DISTRIBUTIONS*
                            ------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

(i) the Group 1 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

(ii) the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(iii) the Group 3 Senior Principal Distribution Amount, to the holders of the Class A-3 Certificates as described below, until the certificate principal balances thereof have been reduced to zero;

      second, concurrently, as follows:

(i) the Group 1 Senior Principal Distribution Amount, concurrently, pro rata based on remaining outstanding balance, to the holders of the Class A-2 Certificates and Class A-3 Certificates as described below, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) and I(iii) above;

(ii) the Group 2 Senior Principal Distribution Amount, concurrently, pro rata based on remaining outstanding balance, to the holders of the Class A-1 Certificates and Class A-3 Certificates as described below, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) and I(iii) above; and

(iii) the Group 3 Senior Principal Distribution Amount, concurrently, pro rata based on remaining outstanding balance, to the holders of the Class A-1 Certificates and Class A-2 Certificates, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i) and I(ii) above; and

      third, to the Class M-1 Certificates until the certificate principal balance thereof is reduced to zero;

      fourth, to the Class M-2 Certificates until the certificate principal balance thereof is reduced to zero;

      fifth, to the Class M-3 Certificates until the certificate principal balance thereof is reduced to zero;

      sixth, to the Class M-4 Certificates until the certificate principal balance thereof is reduced to zero;

      seventh, to the Class M-5 Certificates until the certificate principal balance thereof is reduced to zero;

      eighth, to the Class M-6 Certificates until the certificate principal balance thereof is reduced to zero;

      ninth, to the Class M-7 Certificates until the certificate principal balance thereof is reduced to zero;

      tenth, to the Class M-8 Certificates until the certificate principal balance thereof is reduced to zero;

      eleventh, to the Class M-9 Certificates until the certificate principal balance thereof is reduced to zero;

      twelfth, to the Class B Certificates until the certificate principal balance thereof is reduced to zero; and

      thirteenth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under "Monthly Excess Cashflow Amount".

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                      PRINCIPAL DISTRIBUTIONS (Continued)*
                      ------------------------------------

II. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

      first, concurrently, as follows:

(i) the Group 1 Senior Principal Distribution Amount, to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

(ii) the Group 2 Senior Principal Distribution Amount, to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(iii) the Group 3 Senior Principal Distribution Amount, to the holders of the Class A-3 Certificates as described below, until the certificate principal balances thereof have been reduced to zero; and

      second, concurrently, as follows:

(i) the Group 1 Senior Principal Distribution Amount, concurrently, pro rata based on remaining outstanding balance, to the holders of the Class A-2 Certificates and Class A-3 Certificates as described below, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) and II (iii) above;

(ii) the Group 2 Senior Principal Distribution Amount, concurrently, pro rata based on remaining outstanding balance, to the holders of the Class A-1 Certificates and Class A-3 Certificates as described below, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) and II(iii) above; and

(iii) the Group 3 Senior Principal Distribution Amount, concurrently, pro rata based on remaining outstanding balance, to the holders of the Class A-1 Certificates and Class A-2 Certificates, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) and II(ii) above; and

      third, to the Class M-1 Certificates, up to the Sequential Mezzanine Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fourth, to the Class M-2 Certificates, up to the Sequential Mezzanine Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      fifth, to the Class M-3 Certificates, up to the Sequential Mezzanine Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      sixth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      seventh, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eighth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      ninth, to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                      PRINCIPAL DISTRIBUTIONS (Continued)*

      tenth, the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      eleventh, to the Class M-9 Certificates, up to the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

      twelfth, to the Class B Certificates, up to the Class B Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

      thirteenth, any remaining Principal Distribution Amount will be distributed as part of excess cashflow as described under "Monthly Excess Cashflow Amount".

With respect to the Class A-3 Certificates, as long as all of the Class M, Class B Certificates and Overcollateralization Amount have not been reduced to zero, all principal distributions to the Class A-3 Certificates will be paid first, to the Class A-3A Certificates until the certificate principal balance of the Class A-3A Certificates is reduced to zero; second, to the Class A-3B Certificates until the certificate principal balance of the Class A-3B Certificates is reduced to zero; and third, concurrently, to the Class A-3C Certificates until the certificate principal balance of the Class A-3C Certificates is reduced to zero.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                          EXCESS CASHFLOW DISTRIBUTION*
                          -----------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

      (i) to the Class A Certificates, pro rata, any remaining Accrued Certificate Interest for such classes for that Distribution Date;

      (ii) to the Class A Certificates, pro rata, any Interest Carry Forward Amounts for such classes for that Distribution Date;

      (iii) to the Class M-1 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

      (iv) to the Class M-1 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

      (v) to the Class M-1 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;

      (vi) to the Class M-2 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

      (vii) to the Class M-2 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

      (viii) to the Class M-2 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;

      (ix) to the Class M-3 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

      (x) to the Class M-3 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

      (xi) to the Class M-3 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;

      (xii) to the Class M-4 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

      (xiii) to the Class M-4 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

      (xiv) to the Class M-4 Certificates, any related Realized Loss Amortization Amounts for that Distribution Date;

      (xv) to the Class M-5 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

      (xvi) to the Class M-5 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

      (xvii) to the Class M-5 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

      (xviii) to the Class M-6 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

      (xix) to the Class M-6 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

      (xx) to the Class M-6 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                    EXCESS CASHFLOW DISTRIBUTION (Continued)*
                    -----------------------------------------

      (xxi) to the Class M-7 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

      (xxii) to the Class M-7 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

      (xxiii) to the Class M-7 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

      (xxiv) to the Class M-8 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

      (xxv) to the Class M-8 Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

      (xxvi) to the Class M-8 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

      (xxvii) to the Class M-9 Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

      (xxviii) to the Class M-9 Certificates, any Interest Carry Forward
               Amount for this class for that Distribution Date;

      (xxix) to the Class M-9 Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

      (xxx) to the Class B Certificates, any remaining Accrued Certificate Interest for this class for that Distribution Date;

      (xxxi) to the Class B Certificates, any Interest Carry Forward Amount for this class for that Distribution Date;

      (xxxii) to the Class B Certificates, any related Realized Loss Amortization Amount for that Distribution Date;

      (xxxiii) first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, any Cap Carryover Amount for such class;

      (xxxiv) to the Swap Provider, any Swap Termination Payment due to the Swap Provider resulting from a Swap Provider Trigger Event; and

      (xxxv) any remaining amounts as specified in the pooling and servicing agreement.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                           SWAP PAYMENT DISTRIBUTION*
                           --------------------------

On each Distribution Date, following the distribution of the Monthly Excess Cashflow Amount, payments from the Swap Account shall be distributed as follows:

      (i) to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

      (ii) to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement;

      (iii) concurrently, to each class of the Class A Certificates, the related Accrued Certificate Interest and Interest Carry Forward Amount remaining undistributed after the distributions of the Interest Remittance Amount and Monthly Excess Cashflow Amount, on a pro rata basis based on such respective remaining Accrued Certificate Interest and Interest Carry Forward Amount;

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, in that order, the related Accrued Certificate Interest and Interest Carry Forward Amount, to the extent remaining undistributed after the distributions of the Interest Remittance Amount and the Monthly Excess Cashflow Amount;

      (v) to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount necessary to maintain the applicable Targeted Overcollateralization Amount after taking into account distributions made from the Monthly Excess Cashflow Amount;

      (vi) concurrently, to each class of Class A Certificates, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Monthly Excess Cashflow Amount, on a pro rata basis based on such respective Cap Carryover Amounts remaining;

      (vii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, in that order, the related Cap Carryover Amount, to the extent remaining undistributed after distributions are made from the Monthly Excess Cashflow Amount;

      (viii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, to the extent of any remaining related Unpaid Realized Loss Amount for such class;

      (ix) to the Swap Provider, any Swap Termination Payment owed to the Swap Provider due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement; and

      (x)      to the Class CE Certificates, any remaining amounts.

* Capitalized terms used but not defined herein shall be defined in subsequent offering materials.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                  BOND SUMMARY*
                                   To Maturity
                                  -------------


----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 0%|0%       50%|50%       75%|75%       100%|100%    125%|125%    150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Class A-3A (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               18.15         1.71          1.24          1.00          0.83         0.71          0.62
First Principal Date           11/25/2006    11/25/2006    11/25/2006    11/25/2006    11/25/2006   11/25/2006    11/25/2006
Last Principal Date             4/25/2032    3/25/2010     1/25/2009      9/25/2008    5/25/2008    2/25/2008     12/25/2007
Principal Windows (mos.)        1 to 306      1 to 41       1 to 27        1 to 23      1 to 19      1 to 16       1 to 14

----------------------------------------------------------------------------------------------------------------------------
Class A-3B (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               28.42         7.47          4.87          3.19          2.02         1.74          1.55
First Principal Date            4/25/2032    3/25/2010     1/25/2009      9/25/2008    5/25/2008    2/25/2008     12/25/2007
Last Principal Date             8/25/2036    2/25/2027     6/25/2020      9/25/2016    7/25/2009    11/25/2008    10/25/2008
Principal Windows (mos.)       306 to 358    41 to 244     27 to 164      23 to 119     19 to 33     16 to 25      14 to 24

----------------------------------------------------------------------------------------------------------------------------
Class A-3C (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               29.78        23.09         15.81          11.52         2.71         2.03          1.95
First Principal Date            8/25/2036    2/25/2027     6/25/2020      9/25/2016    7/25/2009    11/25/2008    10/25/2008
Last Principal Date             8/25/2036    11/25/2032    3/25/2025      4/25/2020    8/25/2009    11/25/2008    10/25/2008
Principal Windows (mos.)       358 to 358    244 to 313    164 to 221    119 to 162     33 to 34     25 to 25      24 to 24

----------------------------------------------------------------------------------------------------------------------------
Class M-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               28.04         5.22          3.57          3.93          3.99         3.18          2.58
First Principal Date            5/25/2033    10/25/2010    12/25/2009     6/25/2010    8/25/2009    11/25/2008    10/25/2008
Last Principal Date             4/25/2036    7/25/2013     3/25/2011      2/25/2011    8/25/2011    6/25/2010     11/25/2009
Principal Windows (mos.)       319 to 354     48 to 81      38 to 53      44 to 52      34 to 58     25 to 44      24 to 37

----------------------------------------------------------------------------------------------------------------------------
Class M-2 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               29.74         8.91          5.83          4.71          5.54         4.25          3.56
First Principal Date            4/25/2036    7/25/2013     3/25/2011      2/25/2011    8/25/2011    6/25/2010     11/25/2009
Last Principal Date             8/25/2036    10/25/2018    8/25/2014      6/25/2012    7/25/2013    12/25/2011    2/25/2011
Principal Windows (mos.)       354 to 358    81 to 144      53 to 94      52 to 68      58 to 81     44 to 62      37 to 52

----------------------------------------------------------------------------------------------------------------------------
Class M-3 (To Maturity)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               29.78        16.33         10.85          7.85          8.10         6.30          5.19
First Principal Date            8/25/2036    10/25/2018    8/25/2014      6/25/2012    7/25/2013    12/25/2011    2/25/2011
Last Principal Date             8/25/2036    5/25/2030     12/25/2022     8/25/2018    3/25/2017    12/25/2014    7/25/2013
Principal Windows (mos.)       358 to 358    144 to 283    94 to 194      68 to 142    81 to 125     62 to 98      52 to 81
---------------------------------------------------------------------------------------------------------------------------


*     Prepayment rate is capped at 90%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                  BOND SUMMARY*
                                   To Maturity
                                  -------------


---------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%       75%|75%       100%|100%     125%|125%     150%|150%     175%|175%
---------------------------------------------------------------------------------------------------------------------------
Class M-4 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             29.05         8.96          5.93          4.72          4.26          3.17          2.78
First Principal Date          5/25/2033    10/25/2010    12/25/2009     5/25/2010     7/25/2010     7/25/2009     4/25/2009
Last Principal Date           8/25/2036    11/25/2027    1/25/2021      2/25/2017     9/25/2014    12/25/2012    11/25/2011
Principal Windows (mos.)      319 to 358   48 to 253     38 to 171      43 to 124     45 to 95      33 to 74      30 to 61

---------------------------------------------------------------------------------------------------------------------------
Class M-5 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             29.05         8.94          5.91          4.65          4.10          3.06          2.68
First Principal Date          5/25/2033    10/25/2010    12/25/2009     3/25/2010     4/25/2010     5/25/2009     2/25/2009
Last Principal Date           8/25/2036    3/25/2027     7/25/2020     10/25/2016     5/25/2014     9/25/2012     9/25/2011
Principal Windows (mos.)      319 to 358   48 to 245     38 to 165      41 to 120     42 to 91      31 to 71      28 to 59

---------------------------------------------------------------------------------------------------------------------------
Class M-6 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             29.05         8.90          5.89          4.59          3.97          2.97          2.59
First Principal Date          5/25/2033    10/25/2010    12/25/2009     2/25/2010     3/25/2010     4/25/2009     1/25/2009
Last Principal Date           8/25/2036    6/25/2026     12/25/2019     5/25/2016     2/25/2014     6/25/2012     6/25/2011
Principal Windows (mos.)      319 to 358   48 to 236     38 to 158      40 to 115     41 to 88      30 to 68      27 to 56

---------------------------------------------------------------------------------------------------------------------------
Class M-7  (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             29.05         8.85          5.85          4.54          3.87          2.89          2.53
First Principal Date          5/25/2033    10/25/2010    11/25/2009     2/25/2010     1/25/2010     3/25/2009    12/25/2008
Last Principal Date           8/25/2036    9/25/2025     5/25/2019     12/25/2015    10/25/2013     3/25/2012     4/25/2011
Principal Windows (mos.)      319 to 358   48 to 227     37 to 151      40 to 110     39 to 84      29 to 65      26 to 54

---------------------------------------------------------------------------------------------------------------------------
Class M-8 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             29.05         8.79          5.80          4.47          3.77          2.83          2.48
First Principal Date          5/25/2033    10/25/2010    11/25/2009     1/25/2010    12/25/2009     2/25/2009    12/25/2008
Last Principal Date           8/25/2036    10/25/2024    9/25/2018      6/25/2015     5/25/2013    11/25/2011     1/25/2011
Principal Windows (mos.)      319 to 358   48 to 216     37 to 143      39 to 104     38 to 79      28 to 61      26 to 51

---------------------------------------------------------------------------------------------------------------------------
Class M-9 (To Maturity)
---------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             29.05         8.70          5.73          4.41          3.69          2.77          2.41
First Principal Date          5/25/2033    10/25/2010    11/25/2009    12/25/2009    11/25/2009     2/25/2009    11/25/2008
Last Principal Date           8/25/2036    9/25/2023     1/25/2018     11/25/2014    12/25/2012     7/25/2011    10/25/2010
Principal Windows (mos.)      319 to 358   48 to 203     37 to 135      38 to 97      37 to 74      28 to 57      25 to 48
---------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------


*     Prepayment rate is capped at 90%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                  BOND SUMMARY*
                                     To Call
                                  -------------


----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%       75%|75%       100%|100%    125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Class A-3A (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              18.15         1.71          1.24          1.00          0.83         0.71           0.62
First Principal Date           11/25/2006   11/25/2006    11/25/2006    11/25/2006    11/25/2006   11/25/2006     11/25/2006
Last Principal Date            4/25/2032    3/25/2010     1/25/2009      9/25/2008    5/25/2008     2/25/2008     12/25/2007
Principal Windows (mos.)        1 to 306     1 to 41       1 to 27        1 to 23      1 to 19       1 to 16       1 to 14

----------------------------------------------------------------------------------------------------------------------------
Class A-3B (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              28.42         7.07          4.61          3.00          2.02         1.74           1.55
First Principal Date           4/25/2032    3/25/2010     1/25/2009      9/25/2008    5/25/2008     2/25/2008     12/25/2007
Last Principal Date            8/25/2036    3/25/2019     12/25/2014     9/25/2012    7/25/2009    11/25/2008     10/25/2008
Principal Windows (mos.)       306 to 358   41 to 149      27 to 98      23 to 71      19 to 33     16 to 25       14 to 24

----------------------------------------------------------------------------------------------------------------------------
Class A-3C (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              29.78        12.36          8.11          5.86          2.71         2.03           1.95
First Principal Date           8/25/2036    3/25/2019     12/25/2014     9/25/2012    7/25/2009    11/25/2008     10/25/2008
Last Principal Date            8/25/2036    3/25/2019     12/25/2014     9/25/2012    8/25/2009    11/25/2008     10/25/2008
Principal Windows (mos.)       358 to 358   149 to 149     98 to 98      71 to 71      33 to 34     25 to 25       24 to 24

----------------------------------------------------------------------------------------------------------------------------
Class M-1 (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              28.04         5.22          3.57          3.93          3.96         3.14           2.56
First Principal Date           5/25/2033    10/25/2010    12/25/2009     6/25/2010    8/25/2009    11/25/2008     10/25/2008
Last Principal Date            4/25/2036    7/25/2013     3/25/2011      2/25/2011    4/25/2011     3/25/2010     9/25/2009
Principal Windows (mos.)       319 to 354    48 to 81      38 to 53      44 to 52      34 to 54     25 to 41       24 to 35

----------------------------------------------------------------------------------------------------------------------------
Class M-2 (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              29.74         8.91          5.83          4.71          4.45         3.36           2.86
First Principal Date           4/25/2036    7/25/2013     3/25/2011      2/25/2011    4/25/2011     3/25/2010     9/25/2009
Last Principal Date            8/25/2036    10/25/2018    8/25/2014      6/25/2012    4/25/2011     3/25/2010     9/25/2009
Principal Windows (mos.)       354 to 358   81 to 144      53 to 94      52 to 68      54 to 54     41 to 41       35 to 35

----------------------------------------------------------------------------------------------------------------------------
Class M-3 (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              29.78        12.35          8.10          5.85          4.45         3.36           2.86
First Principal Date           8/25/2036    10/25/2018    8/25/2014      6/25/2012    4/25/2011     3/25/2010     9/25/2009
Last Principal Date            8/25/2036    3/25/2019     12/25/2014     9/25/2012    4/25/2011     3/25/2010     9/25/2009
Principal Windows (mos.)       358 to 358   144 to 149     94 to 98      68 to 71      54 to 54     41 to 41       35 to 35
----------------------------------------------------------------------------------------------------------------------------


*     Prepayment rate is capped at 90%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                  BOND SUMMARY*
                                     To Call
                                  -------------


----------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                0%|0%       50%|50%       75%|75%       100%|100%    125%|125%     150%|150%     175%|175%
----------------------------------------------------------------------------------------------------------------------------
Class M-4 (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              29.05         8.15          5.38          4.32          3.95         2.92           2.58
First Principal Date           5/25/2033    10/25/2010    12/25/2009     5/25/2010    7/25/2010     7/25/2009     4/25/2009
Last Principal Date            8/25/2036    3/25/2019     12/25/2014     9/25/2012    4/25/2011     3/25/2010     9/25/2009
Principal Windows (mos.)      319 to 358    48 to 149      38 to 98      43 to 71      45 to 54     33 to 41       30 to 35

----------------------------------------------------------------------------------------------------------------------------
Class M-5 (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              29.05         8.15          5.38          4.26          3.80         2.82           2.49
First Principal Date           5/25/2033    10/25/2010    12/25/2009     3/25/2010    4/25/2010     5/25/2009     2/25/2009
Last Principal Date            8/25/2036    3/25/2019     12/25/2014     9/25/2012    4/25/2011     3/25/2010     9/25/2009
Principal Windows (mos.)      319 to 358    48 to 149      38 to 98      41 to 71      42 to 54     31 to 41       28 to 35

----------------------------------------------------------------------------------------------------------------------------
Class M-6 (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              29.05         8.15          5.38          4.22          3.68         2.74           2.41
First Principal Date           5/25/2033    10/25/2010    12/25/2009     2/25/2010    3/25/2010     4/25/2009     1/25/2009
Last Principal Date            8/25/2036    3/25/2019     12/25/2014     9/25/2012    4/25/2011     3/25/2010     9/25/2009
Principal Windows (mos.)      319 to 358    48 to 149      38 to 98      40 to 71      41 to 54     30 to 41       27 to 35

----------------------------------------------------------------------------------------------------------------------------
Class M-7  (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              29.05         8.15          5.37          4.19          3.60         2.68           2.36
First Principal Date           5/25/2033    10/25/2010    11/25/2009     2/25/2010    1/25/2010     3/25/2009     12/25/2008
Last Principal Date            8/25/2036    3/25/2019     12/25/2014     9/25/2012    4/25/2011     3/25/2010     9/25/2009
Principal Windows (mos.)      319 to 358    48 to 149      37 to 98      40 to 71      39 to 54     29 to 41       26 to 35

----------------------------------------------------------------------------------------------------------------------------
Class M-8 (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              29.05         8.15          5.37          4.16          3.53         2.63           2.33
First Principal Date           5/25/2033    10/25/2010    11/25/2009     1/25/2010    12/25/2009    2/25/2009     12/25/2008
Last Principal Date            8/25/2036    3/25/2019     12/25/2014     9/25/2012    4/25/2011     3/25/2010     9/25/2009
Principal Windows (mos.)      319 to 358    48 to 149      37 to 98      39 to 71      38 to 54     28 to 41       26 to 35

----------------------------------------------------------------------------------------------------------------------------
Class M-9 (To Call)
----------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              29.05         8.15          5.37          4.14          3.49         2.60           2.28
First Principal Date           5/25/2033    10/25/2010    11/25/2009    12/25/2009    11/25/2009    2/25/2009     11/25/2008
Last Principal Date            8/25/2036    3/25/2019     12/25/2014     9/25/2012    4/25/2011     3/25/2010     9/25/2009
Principal Windows (mos.)      319 to 358    48 to 149      37 to 98      38 to 71      37 to 54     28 to 41       25 to 35
----------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------


*     Prepayment rate is capped at 90%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                              GROUP 3 CAP SCHEDULE
                             Class A-3 Certificates
                             ----------------------


                                               Effective                                                  Effective
                        Group 3     Group 3     Group 3                             Group 3    Group 3     Group 3
Period     Pay Date      Cap(1)     Cap(2)     Cap(2)(3)    Period     Pay Date      Cap(1)     Cap(2)     Cap(2)(3)
--------------------------------------------------------------------------------------------------------------------
     1     11/25/2006      23.08%     23.08%       37.69%       38     12/25/2009     10.38%     12.25%       14.52%
     2     12/25/2006       8.46%      8.46%       23.02%       39      1/25/2010     10.05%     11.85%       14.16%
     3      1/25/2007       8.19%      8.19%       22.87%       40      2/25/2010     10.04%     11.85%       14.17%
     4      2/25/2007       8.19%      8.19%       22.81%       41      3/25/2010     11.07%     13.99%       16.24%
     5      3/25/2007       8.77%      9.06%       23.10%       42      4/25/2010     10.04%     12.63%       14.97%
     6      4/25/2007       8.19%      8.19%       22.68%       43      5/25/2010     10.37%     13.05%       15.37%
     7      5/25/2007       8.46%      8.46%       22.72%       44      6/25/2010     10.03%     12.62%       14.98%
     8      6/25/2007       8.19%      8.19%       22.54%       45      7/25/2010     10.36%     13.03%       15.38%
     9      7/25/2007       8.46%      8.46%       22.57%       46      8/25/2010     10.02%     12.61%       15.00%
    10      8/25/2007       8.19%      8.19%       22.37%       47      9/25/2010     10.02%     12.61%       15.02%
    11      9/25/2007       8.09%      8.09%       22.23%       48     10/25/2010     10.35%     13.03%       15.42%
    12     10/25/2007       8.36%      8.36%       22.29%       49     11/25/2010     10.01%     12.60%       15.03%
    13     11/25/2007       8.09%      8.09%       22.13%       50     12/25/2010     10.34%     13.01%       15.43%
    14     12/25/2007       8.36%      8.36%       22.19%       51      1/25/2011     10.00%     12.58%       15.04%
    15      1/25/2008       8.09%      8.09%       22.03%       52      2/25/2011     10.00%     12.58%       15.05%
    16      2/25/2008       8.09%      8.09%       21.98%       53      3/25/2011     11.02%     13.93%       16.33%
    17      3/25/2008       8.54%      8.65%       22.16%       54      4/25/2011      9.99%     12.58%       15.07%
    18      4/25/2008       8.09%      8.09%       21.88%       55      5/25/2011     10.32%     12.99%       15.47%
    19      5/25/2008       8.36%      8.36%       21.94%       56      6/25/2011      9.98%     12.56%       15.08%
    20      6/25/2008       8.09%      8.09%       21.78%       57      7/25/2011     10.31%     12.97%       15.44%
    21      7/25/2008       8.36%      8.36%       21.79%       58      8/25/2011      9.98%     12.54%       14.59%
    22      8/25/2008       8.10%      8.10%       10.37%       59      9/25/2011     10.09%     12.65%       14.71%
    23      9/25/2008      10.14%     10.54%       12.76%       60     10/25/2011     10.42%     13.07%       15.12%
    24     10/25/2008      10.47%     10.88%       13.12%       61     11/25/2011     10.08%     12.64%       12.64%
    25     11/25/2008      10.12%     10.51%       12.83%       62     12/25/2011     10.41%     13.05%       13.05%
    26     12/25/2008      10.45%     10.85%       13.24%       63      1/25/2012     10.07%     12.62%       12.62%
    27      1/25/2009      10.11%     10.50%       12.92%       64      2/25/2012     10.07%     12.61%       12.61%
    28      2/25/2009      10.11%     10.50%       12.93%       65      3/25/2012     10.78%     13.51%       13.51%
    29      3/25/2009      11.32%     12.50%       14.85%       66      4/25/2012     10.08%     12.63%       12.63%
    30      4/25/2009      10.26%     11.28%       13.74%       67      5/25/2012     10.41%     13.04%       13.04%
    31      5/25/2009      10.35%     11.41%       13.84%       68      6/25/2012     10.07%     12.61%       12.61%
    32      6/25/2009      10.02%     11.03%       13.50%       69      7/25/2012     10.40%     13.02%       13.02%
    33      7/25/2009      10.35%     11.40%       13.78%       70      8/25/2012     10.06%     12.59%       12.59%
    34      8/25/2009      10.02%     11.04%       13.30%       71      9/25/2012     10.05%     12.61%       12.61%
    35      9/25/2009      10.06%     11.88%       14.13%
    36     10/25/2009      10.39%     12.27%       14.51%
    37     11/25/2009      10.05%     11.87%       14.15%


      (1) Assumes 1-month LIBOR at 5.3200% and 6-month LIBOR at 5.4163% and is run at the pricing speed to call.
      (2) Assumes the 1-month and 6-month LIBOR are instantaneously increased to a rate of 20.00% and is run at the pricing speed to call.
      (3)   Assumes the payments are received from the Interest Rate Swap
            Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                POOL CAP SCHEDULE
                        Class M and Class B Certificates
                        --------------------------------


                       Pool      Pool       Effective                              Pool      Pool       Effective
Period     Pay Date   Cap(1)    Cap(2)    Pool Cap(2)(3)    Period     Pay Date   Cap(1)    Cap(2)    Pool Cap(2)(3)
---------------------------------------------------------------------------------------------------------------------
     1   11/25/2006    23.11%    23.11%            37.72%       38   12/25/2009    10.33%    12.19%            14.46%
     2   12/25/2006     8.47%     8.47%            23.04%       39    1/25/2010     9.99%    11.79%            14.10%
     3    1/25/2007     8.20%     8.20%            22.88%       40    2/25/2010     9.99%    11.81%            14.12%
     4    2/25/2007     8.20%     8.20%            22.82%       41    3/25/2010    11.01%    13.91%            16.15%
     5    3/25/2007     8.78%     9.08%            23.11%       42    4/25/2010     9.98%    12.55%            14.90%
     6    4/25/2007     8.20%     8.20%            22.69%       43    5/25/2010    10.31%    12.96%            15.29%
     7    5/25/2007     8.47%     8.47%            22.73%       44    6/25/2010     9.97%    12.54%            14.90%
     8    6/25/2007     8.20%     8.20%            22.55%       45    7/25/2010    10.30%    12.95%            15.30%
     9    7/25/2007     8.47%     8.47%            22.58%       46    8/25/2010     9.97%    12.52%            14.92%
    10    8/25/2007     8.20%     8.20%            22.38%       47    9/25/2010     9.96%    12.53%            14.93%
    11    9/25/2007     8.10%     8.10%            22.24%       48   10/25/2010    10.29%    12.94%            15.33%
    12   10/25/2007     8.37%     8.37%            22.30%       49   11/25/2010     9.95%    12.51%            14.94%
    13   11/25/2007     8.10%     8.10%            22.14%       50   12/25/2010    10.28%    12.92%            15.33%
    14   12/25/2007     8.37%     8.37%            22.20%       51    1/25/2011     9.94%    12.49%            14.95%
    15    1/25/2008     8.10%     8.10%            22.04%       52    2/25/2011     9.94%    12.49%            14.96%
    16    2/25/2008     8.10%     8.10%            21.99%       53    3/25/2011    10.95%    13.83%            16.22%
    17    3/25/2008     8.56%     8.66%            22.17%       54    4/25/2011     9.93%    12.48%            14.98%
    18    4/25/2008     8.10%     8.10%            21.89%       55    5/25/2011    10.26%    12.89%            15.37%
    19    5/25/2008     8.37%     8.37%            21.96%       56    6/25/2011     9.92%    12.46%            14.99%
    20    6/25/2008     8.10%     8.10%            21.79%       57    7/25/2011    10.25%    12.87%            15.34%
    21    7/25/2008     8.37%     8.37%            21.81%       58    8/25/2011     9.93%    12.46%            14.51%
    22    8/25/2008     8.14%     8.14%            10.41%       59    9/25/2011    10.03%    12.56%            14.62%
    23    9/25/2008    10.14%    10.52%            12.74%       60   10/25/2011    10.36%    12.97%            15.02%
    24   10/25/2008    10.47%    10.86%            13.10%       61   11/25/2011    10.02%    12.54%            12.54%
    25   11/25/2008    10.12%    10.49%            12.82%       62   12/25/2011    10.35%    12.95%            12.95%
    26   12/25/2008    10.44%    10.83%            13.21%       63    1/25/2012    10.01%    12.52%            12.52%
    27    1/25/2009    10.10%    10.47%            12.90%       64    2/25/2012    10.01%    12.52%            12.52%
    28    2/25/2009    10.10%    10.48%            12.92%       65    3/25/2012    10.71%    13.41%            13.41%
    29    3/25/2009    11.27%    12.46%            14.81%       66    4/25/2012    10.02%    12.53%            12.53%
    30    4/25/2009    10.22%    11.25%            13.70%       67    5/25/2012    10.34%    12.94%            12.94%
    31    5/25/2009    10.31%    11.37%            13.80%       68    6/25/2012    10.00%    12.51%            12.51%
    32    6/25/2009     9.97%    11.00%            13.47%       69    7/25/2012    10.33%    12.91%            12.91%
    33    7/25/2009    10.30%    11.36%            13.75%       70    8/25/2012     9.99%    12.49%            12.49%
    34    8/25/2009     9.98%    11.02%            13.28%       71    9/25/2012     9.99%    12.51%            12.51%
    35    9/25/2009    10.00%    11.82%            14.08%
    36   10/25/2009    10.34%    12.21%            14.45%
    37   11/25/2009    10.00%    11.81%            14.09%


      (1) Assumes 1-month LIBOR at 5.3200% and 6-month LIBOR at 5.4163% and is run at the pricing speed to call.
      (2) Assumes the 1-month and 6-month LIBOR are instantaneously increased to a rate of 20.00% and is run at the pricing speed to call.
      (3)   Assumes the payments are received from the Interest Rate Swap
            Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                Breakeven Losses
                                ----------------

                        Static LIBOR             Forward LIBOR
           Class     CDR (%)   Cum Loss (%)   CDR (%)   Cum Loss (%)
         Class M-1    37.9%       24.18%       37.9%       24.18%
         Class M-2    29.7%       20.87%       29.7%       20.87%
         Class M-3    25.6%       18.95%       25.7%       19.00%
         Class M-4    22.4%       17.31%       22.4%       17.31%
         Class M-5    19.4%       15.63%       19.4%       15.63%
         Class M-6    16.8%       14.06%       16.9%       14.12%
         Class M-7    14.4%       12.50%       14.4%       12.50%
         Class M-8    12.4%       11.11%       12.5%       11.18%
         Class M-9    10.9%       10.00%       11.0%       10.08%

      Assumptions:
      ------------

      o     Run at the Pricing Speed

      o     40% loss severity

      o     12 month lag from default to loss

      o     Run to maturity

      o     Triggers fail (i.e., no Stepdown)

      o     "Break" is first dollar of principal loss

      o     Defaults are in addition to prepayments

      o     Advancing Principal and Interest


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2006-OPT3
$574,601,000 (approximate)
--------------------------------------------------------------------------------

                                  Excess Spread
                                  -------------


          Static      Forward                                      Static     Forward
         XS Spread   XS Spread   Forward     Forward              XS Spread   XS Spread   Forward     Forward
Period     (bps)       (bps)     1m LIBOR    6m LIBOR    Period     (bps)     (bps)       1m LIBOR    6m LIBOR
---------------------------------------------------------------------------------------------------------------
     1         651         651     5.3200%     5.4163%       38         474         465     5.0208%     5.0703%
     2         312         312     5.3575%     5.4094%       39         456         448     5.0198%     5.0700%
     3         311         311     5.3767%     5.3950%       40         461         453     5.0180%     5.0684%
     4         311         311     5.3626%     5.3685%       41         513         506     5.0168%     5.0670%
     5         313         313     5.3892%     5.3361%       42         467         463     5.0164%     5.0664%
     6         311         311     5.3258%     5.2900%       43         484         479     5.0140%     5.0641%
     7         311         311     5.2805%     5.2537%       44         469         464     5.0137%     5.0811%
     8         310         310     5.2696%     5.2135%       45         484         479     5.0117%     5.0971%
     9         311         311     5.2295%     5.1696%       46         468         464     5.0105%     5.1149%
    10         310         310     5.1649%     5.1260%       47         468         469     5.0088%     5.1306%
    11         300         300     5.1170%     5.0876%       48         482         483     5.0063%     5.1482%
    12         301         301     5.1184%     5.0540%       49         467         460     5.1078%     5.1660%
    13         299         300     5.0425%     5.0105%       50         481         475     5.1089%     5.1673%
    14         301         301     5.0077%     4.9761%       51         466         459     5.1109%     5.1683%
    15         299         300     4.9733%     4.9417%       52         465         459     5.1107%     5.1682%
    16         299         299     4.9405%     4.9089%       53         511         506     5.1117%     5.1701%
    17         302         303     4.9076%     4.8763%       54         465         461     5.1134%     5.1716%
    18         298         299     4.8744%     4.8428%       55         480         476     5.1150%     5.1726%
    19         300         301     4.8423%     4.8109%       56         464         461     5.1151%     5.1801%
    20         298         299     4.8104%     4.8306%       57         479         475     5.1154%     5.1885%
    21         300         301     4.7781%     4.8579%       58         466         463     5.1166%     5.1977%
    22         283         329     4.7470%     4.8879%       59         476         476     5.1171%     5.2058%
    23         490         509     4.7160%     4.9193%       60         492         491     5.1175%     5.2143%
    24         504         524     4.6836%     4.9586%       61         472         470     5.1639%     5.2234%
    25         488         486     4.9677%     5.0003%       62         490         487     5.1651%     5.2243%
    26         502         500     4.9607%     4.9925%       63         471         469     5.1667%     5.2252%
    27         487         486     4.9524%     4.9843%       64         471         468     5.1673%     5.2260%
    28         487         486     4.9438%     4.9760%       65         508         506     5.1679%     5.2267%
    29         545         536     4.9366%     4.9686%       66         471         470     5.1694%     5.2273%
    30         500         493     4.9292%     4.9612%       67         489         487     5.1698%     5.2281%
    31         490         483     4.9209%     4.9529%       68         470         468     5.1704%     5.2330%
    32         474         469     4.9139%     4.9710%       69         487         486     5.1713%     5.2378%
    33         489         483     4.9055%     4.9883%       70         468         467     5.1717%     5.2417%
    34         475         471     4.8982%     5.0075%       71         468         468     5.1712%     5.2453%
    35         478         479     4.8896%     5.0267%
    36         493         494     4.8820%     5.0495%
    37         478         468     5.0222%     5.0726%


      Assumptions:
      ------------

      o     Run to call

      o Calculated, for the related period, as (a) net interest collections on the Mortgage Loans less the amount of interest accrued at the related Certificate Interest Rate and paid on the related Distribution Date on the Certificates plus swap payments received from the Swap Provider minus swap payments paid to the Swap Provider divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning period and multiplied by (c) 120000.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Group 1 Mortgage Loan Tables

1. Mortgage Coupons (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Mortgage Coupons (%)        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                     4     $1,220,443.84        0.80      42.23      6.396        659       97.45        360          2
6.501 - 7.000                    20      5,651,772.57        3.72      41.90      6.768        681       97.80        360          3
7.001 - 7.500                    38      9,779,980.49        6.44      46.57      7.320        663       97.45        360          2
7.501 - 8.000                    76     19,520,197.79       12.86      44.64      7.826        639       97.92        360          3
8.001 - 8.500                    99     21,867,266.26       14.41      45.74      8.304        634       97.32        360          2
8.501 - 9.000                   159     28,964,630.30       19.09      44.29      8.782        633       97.80        360          2
9.001 - 9.500                   146     24,260,587.64       15.99      43.84      9.257        628       97.45        360          2
9.501 - 10.000                  171     24,384,921.72       16.07      43.46      9.762        621       98.02        358          2
10.001 - 10.500                  79     10,539,025.03        6.94      41.70     10.216        621       97.44        360          2
10.501 - 11.000                  36      4,296,684.23        2.83      41.48     10.723        620       97.81        360          2
11.001 - 11.500                  11      1,079,318.74        0.71      40.38     11.183        641       97.95        360          2
11.501 - 12.000                   2        191,763.17        0.13      43.41     11.728        662       97.10        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


2. Original Combined Loan-To-Value (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Original Combined          Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Loan-To-Value (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                   354    $66,522,498.52       43.83      43.94      8.829        621       94.74        360          2
95.01 - 100.00                  487     85,234,093.26       56.17      44.21      8.796        644       99.97        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


3. Original Combined Loan-To-Value with Silent Seconds (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
Original Combined             of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Loan-To-Value              Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
with Silent Seconds (%)     Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                   353    $66,350,998.07       43.72      43.95      8.826        621       94.75        360          2
95.01 - 100.00                  488     85,405,593.71       56.28      44.20      8.799        644       99.95        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


4. Principal Balance ($)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Principal Balance ($)       Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00           80     $7,213,981.45        4.75      40.21     10.245        624       98.75        358          2
100,000.01 - 150,000.00         273     34,290,111.05       22.60      43.02      9.461        624       97.97        359          2
150,000.01 - 200,000.00         204     35,327,791.50       23.28      44.29      8.950        634       97.58        360          2
200,000.01 - 250,000.00         127     28,446,998.15       18.75      45.51      8.677        637       97.53        360          2
250,000.01 - 300,000.00          97     26,449,469.00       17.43      45.33      8.260        639       97.40        360          2
300,000.01 - 350,000.00          47     15,042,626.80        9.91      42.91      7.908        641       97.59        360          2
350,000.01 - 400,000.00          12      4,477,613.83        2.95      44.16      7.586        656       97.06        360          3
500,000.01 - 550,000.00           1        508,000.00        0.33      48.59      8.500        657      100.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


5. Original Term to Maturity (months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Original Term              Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
to Maturity (months)        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
180                               2       $222,321.39        0.15      45.93      9.709        650      100.00        180          3
360                             839    151,534,270.39       99.85      44.09      8.809        634       97.67        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


6. Remaining Term to Maturity (months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Remaining Term             Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
to Maturity (months)        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
176 - 180                         2       $222,321.39        0.15      45.93      9.709        650      100.00        180          3
346 - 350                         1        142,084.86        0.09      26.80      8.390        581       95.00        360         11
351 - 355                         4        520,116.07        0.34      42.56      9.185        637       95.40        360          6
356 - 360                       834    150,872,069.46       99.42      44.11      8.808        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


7. Credit Score


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Credit Score                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
801 - 825                         1       $249,850.15        0.16      45.11      9.250        813      100.00        360          3
751 - 775                         5        889,959.18        0.59      39.21      7.865        761       98.59        360          3
726 - 750                        19      4,144,497.39        2.73      44.49      8.085        733       97.68        360          2
701 - 725                        37      8,037,019.09        5.30      43.49      8.313        712       97.88        360          3
676 - 700                        62     13,539,257.21        8.92      43.73      8.411        685       98.03        358          2
651 - 675                        99     19,226,663.22       12.67      42.49      8.719        661       98.07        360          2
626 - 650                       200     35,481,706.82       23.38      43.95      8.836        636       98.29        360          2
601 - 625                       271     44,356,905.42       29.23      44.52      8.985        613       98.17        360          2
576 - 600                       106     18,021,910.27       11.88      45.20      8.860        590       95.55        360          2
551 - 575                        12      2,172,507.50        1.43      44.11      9.471        565       95.00        360          2
526 - 550                        14      2,478,655.21        1.63      46.72      9.551        536       94.88        360          2
501 - 525                        15      3,157,660.32        2.08      44.89      9.478        514       95.06        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


8. Property Type


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Property Type               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         692   $123,186,117.98       81.17      44.07      8.788        632       97.65        360          2
Planned Unit Development         85     15,611,758.89       10.29      44.69      8.750        633       97.82        360          2
Condo - Low                      36      7,634,564.43        5.03      44.48      8.943        647       98.30        360          2
2-4 Family                       28      5,324,150.48        3.51      42.15      9.328        654       97.02        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


9. Occupancy Status


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Occupancy Status            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Primary                         769   $139,318,532.90       91.80      44.20      8.735        632       97.83        360          2
Investor                         55      9,353,562.46        6.16      43.18      9.815        662       95.56        360          2
Secondary                        17      3,084,496.42        2.03      42.10      9.163        649       97.12        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


10. Documentation


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Documentation               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation              725   $128,239,897.35       84.50      44.39      8.749        627       97.74        360          2
Stated Income                   112     22,868,718.40       15.07      42.58      9.141        677       97.36        360          2
Business Bank Statements          3        404,612.08        0.27      41.23      9.511        621      100.00        360          2
Limited Documentation             1        243,363.95        0.16      35.41      9.200        509       90.28        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


11. Loan Purpose


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Loan Purpose                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout             360    $74,985,719.39       49.41      43.69      8.513        632       97.12        360          2
Purchase                        404     61,771,925.44       40.70      44.56      9.211        637       98.48        360          2
Refinance - Rate Term            77     14,998,946.95        9.88      44.17      8.648        633       97.13        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


12. Product Type


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Product Type                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                       1       $140,935.00        0.09      48.37      9.700        677      100.00        180          3
2/13 6ML                          1         81,386.39        0.05      41.70      9.725        602      100.00        180          3
2/28 6ML                        418     64,114,922.10       42.25      43.05      9.270        627       97.41        360          2
2/28 6ML with 5 yr IO            41     11,900,849.10        7.84      41.83      7.963        666       97.97        360          2
2/28 6ML 30/40 BALLOON          250     50,214,104.33       33.09      46.04      8.521        627       97.57        360          2
30 YR FIXED                      62     11,891,897.72        7.84      42.59      8.840        660       99.06        360          2
30/40 BALLOON                    15      3,407,445.41        2.25      46.93      8.344        638       98.51        360          3
3/27 6ML                          3        411,013.87        0.27      42.67      9.568        629      100.00        360          2
3/27 6ML with 5 yr IO             3        609,000.00        0.40      42.53      7.894        661       97.35        360          2
3/27 6ML 30/40 BALLOON           10      1,715,278.94        1.13      48.56      8.780        602       95.81        360          3
5/25 6ML                         16      2,837,156.37        1.87      44.48      8.781        648       98.00        360          2
5/25 6ML with 5 yr IO             5      1,243,405.07        0.82      44.88      7.413        681       97.52        360          3
5/25 6ML 30/40 BALLOON           16      3,189,197.48        2.10      42.55      8.294        640       98.02        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


13. IO Term


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
IO Term (Months)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0                               792   $138,003,337.61       90.94      44.29      8.900        631       97.65        360          2
60                               49     13,753,254.17        9.06      42.14      7.910        668       97.90        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


14. Lien Position


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Lien Position               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
1                               841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


15. Prepayment Penalty Term (Months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Prepayment Penalty         Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Term (Months)               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0                               195    $33,969,539.32       22.38      43.51      8.995        642       97.49        359          3
12                               26      5,468,393.15        3.60      42.94      8.679        645       98.17        360          2
24                              532     94,436,079.18       62.23      44.31      8.809        627       97.60        360          2
30                                2        370,484.71        0.24      47.64      9.356        672       97.65        360          3
36                               86     17,512,095.42       11.54      44.31      8.488        652       98.30        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


16. City


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
City                        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO ,CA                    8     $2,336,883.42        1.54      44.99      7.874        662       97.35        360          2
ORLANDO ,FL                       7      1,487,190.71        0.98      48.28      8.771        625       98.45        360          3
LAS VEGAS ,NV                     6      1,461,793.01        0.96      49.01      8.228        597       98.10        360          3
BROCKTON ,MA                      5      1,388,419.71        0.91      43.23      7.947        697       98.27        360          2
BAKERSFIELD ,CA                   4      1,220,625.48        0.80      46.66      8.809        611       97.48        360          2
APPLE VALLEY ,CA                  4      1,187,174.00        0.78      49.12      7.340        634       97.62        360          3
LAKELAND ,FL                      5      1,127,628.58        0.74      44.20      8.469        674       97.98        360          2
TACOMA ,WA                        4        997,340.43        0.66      45.80      7.633        619       98.53        360          3
STOCKTON ,CA                      3        983,787.91        0.65      45.32      7.747        614       96.55        360          2
STATEN ISLAND ,NY                 3        944,282.65        0.62      39.20      7.929        626       98.52        360          3
COLUMBUS ,OH                      6        925,846.87        0.61      42.34      9.044        647      100.00        360          2
MIAMI ,FL                         4        895,460.36        0.59      42.40      8.398        641       96.50        360          2
LEHIGH ACRES ,FL                  3        878,468.44        0.58      48.74      7.969        641       96.62        360          2
MODESTO ,CA                       3        865,219.76        0.57      38.35      8.353        649       94.95        360          2
LYNN ,MA                          3        852,548.51        0.56      47.61      7.864        622       98.50        360          3
AURORA ,CO                        4        823,668.94        0.54      46.94      8.568        645      100.00        360          2
DENVER ,CO                        5        793,710.53        0.52      47.87      9.600        632       97.82        360          2
CHARLOTTE ,NC                     5        745,798.50        0.49      43.64      9.439        595       98.68        360          3
WATERBURY ,CT                     4        735,358.37        0.48      36.00      9.077        671       94.16        360          2
PORT ST LUCIE ,FL                 3        724,838.51        0.48      49.81      8.351        671       96.65        360          3
Other                           752    130,380,547.09       85.91      43.91      8.893        633       97.67        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


17. Geographic Distribution


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Geographic                 Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Distribution                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
California                       61    $18,567,243.21       12.23      43.52      8.006        645       97.13        360          2
Florida                          86     17,639,051.54       11.62      45.01      8.665        637       96.99        360          2
Massachusetts                    37      8,265,267.71        5.45      43.68      8.439        672       97.74        360          3
Michigan                         57      8,247,237.83        5.43      45.50      9.321        624       97.65        360          2
Ohio                             57      7,408,864.23        4.88      42.30      9.290        626       98.26        360          2
Colorado                         34      6,466,779.09        4.26      46.31      8.739        634       98.80        360          2
Texas                            47      5,942,931.88        3.92      43.62      9.609        619       98.12        360          3
Pennsylvania                     37      5,922,851.33        3.90      42.00      8.961        637       98.15        360          2
Georgia                          38      5,455,834.98        3.60      41.38      9.422        625       98.35        360          2
North Carolina                   30      4,967,999.59        3.27      43.46      9.244        616       97.39        355          2
Washington                       22      4,747,209.36        3.13      46.18      8.289        623       97.45        360          2
New York                         26      4,707,309.77        3.10      41.41      8.818        637       98.61        360          3
Virginia                         24      4,021,612.28        2.65      44.51      8.862        645       98.99        360          2
Indiana                          26      3,641,930.59        2.40      43.14      9.333        628       98.12        360          2
South Carolina                   21      3,496,649.02        2.30      42.70      8.828        622       97.47        360          3
Connecticut                      17      3,406,236.22        2.24      44.04      8.929        649       95.86        360          2
Wisconsin                        19      3,303,234.03        2.18      44.00      9.072        623       97.34        360          2
New Jersey                       15      2,860,533.54        1.88      47.98      8.998        623       97.00        360          2
Maine                            14      2,760,316.13        1.82      43.71      8.313        657       97.48        360          3
Nevada                           10      2,485,831.47        1.64      49.06      8.326        612       97.22        360          3
Maryland                         12      2,460,909.46        1.62      44.25      8.223        634       98.01        360          2
Oregon                           11      2,423,516.34        1.60      46.32      8.298        630       97.20        360          2
Arizona                          10      2,384,388.34        1.57      44.71      7.987        646       96.90        360          3
New Hampshire                    10      2,269,253.62        1.50      44.58      8.260        623       98.89        360          3
Illinois                         12      2,159,019.52        1.42      45.53      9.217        614       96.70        360          2
Utah                             12      2,082,319.04        1.37      47.46      8.881        626       97.81        360          3
Missouri                         12      1,670,753.54        1.10      42.55      9.311        619       97.32        360          2
Iowa                             12      1,567,336.88        1.03      43.13      9.604        631       99.15        360          2
Alabama                          12      1,501,055.57        0.99      44.03      9.536        620       98.81        350          3
Rhode Island                      6      1,407,899.66        0.93      46.28      8.740        654       97.24        360          2
Tennessee                        11      1,395,112.10        0.92      45.38      9.440        627       97.92        360          2
Minnesota                         9      1,252,009.45        0.83      41.63      9.654        618       98.32        360          2
Kentucky                          6        906,668.15        0.60      40.23      9.383        622       99.16        360          2
Oklahoma                          5        624,730.07        0.41      40.29      9.451        600       96.83        360          2
Idaho                             4        512,513.49        0.34      45.03      9.174        608       96.51        360          2
Hawaii                            1        508,000.00        0.33      48.59      8.500        657      100.00        360          2
Kansas                            3        363,171.83        0.24      33.77      9.956        615       98.41        360          2
Vermont                           2        353,293.87        0.23      47.54      9.877        645       98.13        360          3
Arkansas                          3        346,199.09        0.23      43.97      9.427        628      100.00        360          2
North Dakota                      3        320,418.49        0.21      37.84      9.705        617       95.00        360          2
Wyoming                           1        276,402.13        0.18      38.79      9.700        642       95.00        360          1
Louisiana                         1        135,751.29        0.09      34.79      8.600        589       95.00        360          3
Alaska                            1        134,955.54        0.09      42.17      9.880        664      100.00        360          2
Delaware                          1        124,902.35        0.08      46.38     10.600        629      100.00        360          2
South Dakota                      1        103,428.96        0.07      42.61      9.000        708      100.00        360          3
Mississippi                       1         80,723.37        0.05      51.40      9.875        650       95.00        360          2
Nebraska                          1         76,935.83        0.05      38.26     10.330        613      100.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


18. ZIP


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
ZIP                         Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
2302                              4     $1,038,419.71        0.68      43.41      8.165        691       97.69        360          2
95828                             3        944,479.02        0.62      45.76      7.482        654       95.62        360          2
92592                             2        658,507.42        0.43      42.64      7.999        595       97.26        360          3
10303                             2        650,021.19        0.43      39.98      8.080        633       97.85        360          2
3053                              3        640,861.67        0.42      41.69      8.466        633       98.28        360          2
95127                             2        616,999.88        0.41      43.97      7.984        687      100.00        360          2
92307                             2        613,676.25        0.40      51.59      7.377        607       97.56        360          3
80603                             3        599,925.70        0.40      48.87      8.744        626      100.00        360          3
1902                              2        596,542.58        0.39      45.85      7.698        623      100.00        360          2
4605                              2        575,233.53        0.38      35.49      8.144        691       97.65        360          2
Other                           816    144,821,924.83       95.43      44.10      8.849        633       97.66        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


19. Gross Margin (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Gross                      Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Margin (%)                  Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                     1       $229,785.76        0.17      52.87      8.500        518       95.00        360          2
4.501 - 5.000                     2        293,132.37        0.22      50.89      9.212        643       95.00        360          3
5.001 - 5.500                     4        779,104.80        0.57      46.09      8.838        611       96.06        360          2
5.501 - 6.000                    39      6,365,943.49        4.67      42.84      8.918        645       98.61        360          2
6.001 - 6.500                   713    128,062,379.35       93.95      44.18      8.814        631       97.50        360          2
6.501 - 7.000                     2        324,913.24        0.24      38.99      8.396        592       95.00        360          5
7.001 - 7.500                     2        261,054.64        0.19      46.07      9.097        634       97.56        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          763   $136,316,313.65      100.00      44.15      8.819        632       97.53        360          2
------------------------------------------------------------------------------------------------------------------------------------


20. Initial Periodic Cap (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Initial                    Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Periodic Cap (%)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
3.000                           763   $136,316,313.65      100.00      44.15      8.819        632       97.53        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          763   $136,316,313.65      100.00      44.15      8.819        632       97.53        360          2
------------------------------------------------------------------------------------------------------------------------------------


21. Subsequent Periodic Cap (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Subsequent                 Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Periodic Cap (%)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
1.000                           763   $136,316,313.65      100.00      44.15      8.819        632       97.53        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          763   $136,316,313.65      100.00      44.15      8.819        632       97.53        360          2
------------------------------------------------------------------------------------------------------------------------------------


22. Maximum Mortgage Interest Rate (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Maximum Mortgage           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Interest Rate (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                   1       $289,605.56        0.21      51.19      7.950        641      100.00        360          2
11.001 - 11.500                   1        179,953.84        0.13      55.18      8.380        624      100.00        360          1
12.001 - 12.500                   3        582,039.30        0.43      46.07      7.623        640       96.29        360          2
12.501 - 13.000                  18      4,808,196.01        3.53      43.09      6.855        678       97.76        360          3
13.001 - 13.500                  31      8,099,613.17        5.94      46.74      7.334        663       97.33        360          2
13.501 - 14.000                  72     18,629,306.71       13.67      44.67      7.841        639       97.95        360          3
14.001 - 14.500                  92     20,337,455.31       14.92      45.66      8.295        634       97.31        360          2
14.501 - 15.000                 146     26,438,047.32       19.39      44.47      8.782        630       97.62        360          2
15.001 - 15.500                 133     21,839,989.92       16.02      43.58      9.251        623       97.23        360          2
15.501 - 16.000                 149     20,475,953.21       15.02      43.09      9.762        618       97.68        359          2
16.001 - 16.500                  73      9,605,742.99        7.05      41.78     10.220        619       97.26        360          2
16.501 - 17.000                  33      3,954,541.86        2.90      41.70     10.726        617       97.62        360          2
17.001 - 17.500                  10        995,346.03        0.73      40.35     11.162        640       97.78        360          2
17.501 - 18.000                   1         80,522.42        0.06      44.48     11.525        667      100.00        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          763   $136,316,313.65      100.00      44.15      8.819        632       97.53        360          2
------------------------------------------------------------------------------------------------------------------------------------


23. Minimum Mortgage Interest Rate (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Minimum Mortgage           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Interest Rate (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                     1       $332,500.00        0.24      42.16      6.330        662       95.00        360          2
6.501 - 7.000                    17      4,698,799.70        3.45      43.34      6.789        678       97.71        360          3
7.001 - 7.500                    32      8,341,613.17        6.12      46.46      7.335        664       97.40        360          2
7.501 - 8.000                    72     18,794,009.92       13.79      44.76      7.824        639       97.96        360          3
8.001 - 8.500                    92     20,275,409.15       14.87      45.85      8.307        633       97.30        360          2
8.501 - 9.000                   146     26,438,047.32       19.39      44.47      8.782        630       97.62        360          2
9.001 - 9.500                   135     22,089,529.22       16.20      43.67      9.252        623       97.24        360          2
9.501 - 10.000                  150     20,585,349.52       15.10      43.03      9.761        618       97.70        359          2
10.001 - 10.500                  73      9,605,742.99        7.05      41.78     10.220        619       97.26        360          2
10.501 - 11.000                  34      4,079,444.21        2.99      41.84     10.722        617       97.69        360          2
11.001 - 11.500                  10        995,346.03        0.73      40.35     11.162        640       97.78        360          2
11.501 - 12.000                   1         80,522.42        0.06      44.48     11.525        667      100.00        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          763   $136,316,313.65      100.00      44.15      8.819        632       97.53        360          2
------------------------------------------------------------------------------------------------------------------------------------


24. Next Rate Adjustment Date


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Next Rate                  Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Adjustment Date             Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Nov-2007                          1       $142,084.86        0.10      26.80      8.390        581       95.00        360         11
Apr-2008                          1        120,815.29        0.09      42.08      8.600        691       95.00        360          6
May-2008                          2        315,809.76        0.23      39.45      9.299        631       95.67        360          5
Jun-2008                          4        622,502.06        0.46      45.45      8.944        617       95.84        360          4
Jul-2008                        271     51,458,333.39       37.75      44.65      8.621        634       97.70        360          3
Aug-2008                        371     63,307,006.01       46.44      43.82      8.999        627       97.48        360          2
Sep-2008                         60     10,344,710.55        7.59      43.70      9.060        641       97.15        360          1
Mar-2009                          1         83,491.02        0.06      54.99      9.600        586       95.00        360          7
Jul-2009                          6      1,147,966.52        0.84      50.60      8.724        608       95.86        360          3
Aug-2009                          6        947,598.29        0.70      41.39      8.743        638       98.24        360          2
Sep-2009                          3        556,236.98        0.41      44.66      8.449        615       96.49        360          1
Jul-2011                         15      3,060,735.36        2.25      40.08      8.016        661       97.83        360          3
Aug-2011                         21      4,134,052.41        3.03      46.77      8.527        644       97.96        360          2
Sep-2011                          1         74,971.15        0.05      22.04     10.650        606      100.00        360          1
------------------------------------------------------------------------------------------------------------------------------------
Total:                          763   $136,316,313.65      100.00      44.15      8.819        632       97.53        360          2
------------------------------------------------------------------------------------------------------------------------------------


25. Debt-to-Income Ratio (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Debt-to-Income             Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Ratio (%)                   Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                    19     $2,907,988.43        1.92      22.72      9.308        623       97.34        360          2
25.01 - 30.00                    43      7,418,671.49        4.89      27.64      8.825        635       97.13        360          2
30.01 - 35.00                    68     10,882,719.64        7.17      33.07      8.974        636       97.40        360          2
35.01 - 40.00                   124     21,276,858.10       14.02      37.73      8.929        637       97.82        360          2
40.01 - 45.00                   177     32,305,311.17       21.29      42.84      8.860        643       97.95        360          2
45.01 - 50.00                   209     39,016,368.06       25.71      47.68      8.760        633       97.60        359          2
50.01 - 55.00                   167     31,343,230.20       20.65      52.42      8.677        629       97.79        360          2
55.01 >=                         34      6,605,444.69        4.35      56.04      8.612        612       97.01        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


26. Delinquency Status


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Delinquency Status          Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0-29                            841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


27. Credit Grade


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Credit Grade                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
AA+                             740    132,775,352.12       87.49      44.03      8.801        638       97.85        360          2
AA                               90     16,992,470.49       11.20      44.94      8.883        607       96.59        360          3
A                                10     $1,854,078.39        1.22      40.59      8.769        590       95.43        360          3
B                                 1        134,690.78        0.09      45.56      9.300        689       95.00        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          841   $151,756,591.78      100.00      44.09      8.810        634       97.68        360          2
------------------------------------------------------------------------------------------------------------------------------------


##

Group 2 Mortgage Loan Tables

1. Mortgage Coupons (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Mortgage Coupons (%)        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                     1       $227,500.00        0.15      46.64      5.750        610      100.00        360          3
6.001 - 6.500                     7      2,423,629.64        1.60      45.59      6.438        662       96.09        360          2
6.501 - 7.000                    16      5,681,892.22        3.74      47.99      6.784        647       96.53        360          2
7.001 - 7.500                    27      8,870,540.47        5.84      47.74      7.314        643       97.23        360          2
7.501 - 8.000                    62     19,849,788.44       13.07      45.45      7.811        643       97.62        360          3
8.001 - 8.500                    77     25,392,183.27       16.72      45.40      8.293        638       97.44        360          2
8.501 - 9.000                    93     25,242,543.95       16.62      44.56      8.795        634       97.14        358          2
9.001 - 9.500                   106     24,624,857.65       16.22      45.11      9.256        632       98.07        360          2
9.501 - 10.000                  108     20,629,385.82       13.59      42.20      9.795        624       97.89        360          2
10.001 - 10.500                  65     10,141,338.95        6.68      43.41     10.257        621       99.00        360          2
10.501 - 11.000                  58      6,766,796.23        4.46      39.49     10.725        629       98.93        360          2
11.001 - 11.500                  14      1,622,366.30        1.07      39.12     11.239        629       99.27        360          2
11.501 - 12.000                   3        193,803.90        0.13      38.45     11.744        646       98.26        360          2
12.001 - 12.500                   3        183,398.76        0.12      37.99     12.189        645      100.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


2. Original Combined Loan-To-Value (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Original Combined          Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Loan-To-Value (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                   228    $63,677,464.47       41.93      44.07      8.612        628       94.58        360          2
95.01 - 100.00                  412     88,172,561.13       58.07      44.89      8.947        639       99.97        359          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


3. Original Combined Loan-To-Value with Silent Seconds (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
Original Combined             of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Loan-To-Value              Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
with Silent Seconds (%)     Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                   228    $63,677,464.47       41.93      44.07      8.612        628       94.58        360          2
95.01 - 100.00                  412     88,172,561.13       58.07      44.89      8.947        639       99.97        359          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


4. Principal Balance ($)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Principal Balance ($)       Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00               1        $49,966.82        0.03      34.22     11.350        714       90.91        360          2
50,000.01 - 100,000.00           86      6,869,811.77        4.52      39.41     10.196        640       98.91        360          2
100,000.01 - 150,000.00         113     14,541,667.77        9.58      41.44      9.845        626       99.16        360          2
150,000.01 - 200,000.00          73     12,668,648.34        8.34      42.21      9.546        634       98.67        360          2
200,000.01 - 250,000.00          80     18,303,667.58       12.05      46.02      9.056        625       97.91        360          2
250,000.01 - 300,000.00          53     14,593,595.86        9.61      44.56      9.010        636       97.51        360          2
300,000.01 - 350,000.00         110     35,790,178.15       23.57      44.99      8.463        631       97.55        360          2
350,000.01 - 400,000.00          91     34,182,740.22       22.51      45.16      8.043        638       97.03        359          2
400,000.01 - 450,000.00          19      7,823,847.28        5.15      47.41      8.492        642       97.58        360          2
450,000.01 - 500,000.00           7      3,307,201.99        2.18      51.48      8.844        639       97.10        360          2
500,000.01 - 550,000.00           5      2,590,063.93        1.71      43.55      8.584        654       95.61        360          2
550,000.01 - 600,000.00           2      1,128,635.89        0.74      47.52      8.480        749       93.07        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


5. Original Term to Maturity (months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Original Term              Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
to Maturity (months)        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
240                               1       $368,244.73        0.24      54.32      8.625        635      100.00        240          3
360                             639    151,481,780.87       99.76      44.52      8.807        634       97.70        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


6. Remaining Term to Maturity (months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Remaining Term             Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
to Maturity (months)        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
236 - 240                         1       $368,244.73        0.24      54.32      8.625        635      100.00        240          3
351 - 355                         3        545,906.72        0.36      30.26      8.705        584       95.55        360          8
356 - 360                       636    150,935,874.15       99.40      44.57      8.807        635       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


7. Credit Score


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Credit Score                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
801 - 825                         1       $170,820.15        0.11      52.47      9.200        809       95.00        360          2
776 - 800                         3        800,118.52        0.53      48.08      8.930        781       98.03        360          2
751 - 775                         9      1,932,486.23        1.27      40.52      8.448        761       95.61        360          2
726 - 750                        16      4,830,125.28        3.18      41.05      8.520        738       96.78        360          2
701 - 725                        20      5,099,447.50        3.36      41.09      7.825        713       97.35        360          2
676 - 700                        29      6,523,026.56        4.30      44.89      8.844        685       98.10        360          2
651 - 675                        94     24,895,236.38       16.39      44.06      8.533        663       98.38        360          2
626 - 650                       151     36,360,109.47       23.94      44.87      8.779        636       98.00        359          2
601 - 625                       208     44,119,763.83       29.05      45.70      9.064        613       98.38        360          2
576 - 600                        89     21,725,520.03       14.31      43.22      8.871        590       96.12        360          3
551 - 575                        10      2,551,590.34        1.68      49.19      9.230        564       95.29        360          2
526 - 550                         7      1,728,133.28        1.14      46.93      9.204        541       95.00        360          2
501 - 525                         3      1,113,648.03        0.73      41.85      8.794        511       94.46        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


8. Property Type


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Property Type               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         516   $113,516,713.18       74.76      43.93      8.846        632       97.98        360          2
Planned Unit Development         69     20,287,222.75       13.36      46.88      8.479        630       97.21        360          2
2-4 Family                       36     13,266,552.82        8.74      45.72      8.883        662       96.27        360          2
Condo - Low                      18      4,454,956.58        2.93      45.36      9.099        630       97.02        360          3
Condo - Hi                        1        324,580.27        0.21      51.45      8.205        673      100.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


9. Occupancy Status


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Occupancy Status            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Primary                         585   $137,715,258.84       90.69      44.67      8.743        630       97.91        360          2
Investor                         49     12,380,125.13        8.15      43.66      9.575        677       95.97        360          2
Secondary                         6      1,754,641.63        1.16      41.07      8.410        664       94.12        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


10. Documentation


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Documentation               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation              543   $126,420,216.01       83.25      45.48      8.754        627       97.86        360          2
Stated Income                    95     25,309,247.60       16.67      39.83      9.062        672       96.97        360          2
Limited Documentation             1         60,758.75        0.04      37.46     11.250        731       95.00        360          2
Business Bank Statements          1         59,803.24        0.04      55.26     10.600        652       95.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


11. Loan Purpose


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Loan Purpose                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout             232    $75,035,552.11       49.41      44.25      8.440        631       97.11        359          2
Purchase                        355     61,724,878.15       40.65      44.30      9.358        639       98.59        360          2
Refinance - Rate Term            53     15,089,595.34        9.94      46.99      8.375        631       97.07        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


12. Product Type


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Product Type                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
15/15 6ML with 5 yr IO            1       $118,500.00        0.08      50.20      8.800        576       94.05        360          3
20 YR FIXED                       1        368,244.73        0.24      54.32      8.625        635      100.00        240          3
2/28 6ML                        321     61,347,855.29       40.40      42.34      9.405        635       97.97        360          2
2/28 6ML with 5 yr IO            79     20,808,437.40       13.70      47.36      8.392        616       97.30        360          2
2/28 6ML 30/40 BALLOON          152     42,764,966.67       28.16      46.18      8.480        630       97.63        360          2
30 YR FIXED                      20      6,306,276.88        4.15      44.15      8.654        671       97.30        360          3
30 YR FIXED with 5 yr IO          2        507,300.00        0.33      44.51      7.587        688      100.00        360          2
30/40 BALLOON                    22      7,779,278.23        5.12      44.89      7.896        660       97.89        360          3
3/27 6ML                          3        330,143.79        0.22      32.45     10.230        633      100.00        360          2
3/27 6ML with 5 yr IO             1        215,000.00        0.14      49.41      8.975        624      100.00        360          2
3/27 6ML 30/40 BALLOON            5      1,329,773.32        0.88      46.91      8.971        625       97.61        360          3
5/25 6ML                          9      2,322,982.12        1.53      45.16      8.768        640       96.95        360          2
5/25 6ML with 5 yr IO             8      2,486,539.56        1.64      44.87      7.864        624       97.08        360          2
5/25 6ML 30/40 BALLOON           16      5,164,727.61        3.40      44.50      8.100        651       97.30        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


13. IO Term


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
IO Term (Months)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0                               549   $127,714,248.64       84.11      44.06      8.897        638       97.78        360          2
60                               91     24,135,776.96       15.89      47.08      8.328        618       97.34        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


14. Lien Position


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Lien Position               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
1                               640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


15. Prepayment Penalty Term (Months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Prepayment                 Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Penalty Term (Months)       Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0                               176    $43,049,608.33       28.35      44.42      8.973        637       97.58        360          2
12                               32     10,999,023.97        7.24      46.14      8.763        652       96.26        360          2
24                              376     80,510,448.66       53.02      44.26      8.872        627       97.83        360          2
30                                1        334,645.82        0.22      49.37      9.175        634      100.00        360          2
36                               55     16,956,298.82       11.17      45.05      8.094        651       98.35        357          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


16. City


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
City                        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
LAS VEGAS ,NV                     9     $2,727,422.75        1.80      51.09      7.973        650       95.02        360          2
SACRAMENTO ,CA                    7      2,512,888.28        1.65      47.13      7.629        638       99.20        360          2
MIAMI ,FL                         6      2,283,920.88        1.50      47.34      9.391        631       96.29        360          2
YUBA CITY ,CA                     4      1,517,971.93        1.00      46.87      7.856        665       96.09        360          2
BRONX ,NY                         3      1,447,038.37        0.95      50.09      8.721        678       94.64        360          2
BROCKTON ,MA                      4      1,293,137.07        0.85      41.32      8.839        637      100.00        360          3
LYNN ,MA                          2        914,177.35        0.60      45.29      8.266        631      100.00        360          2
STATEN ISLAND ,NY                 2        909,322.55        0.60      40.53      8.332        643       98.92        360          2
PAWTUCKET ,RI                     3        848,651.77        0.56      42.24      9.450        629       95.55        360          2
CANTON ,MI                        3        839,402.56        0.55      52.27      8.996        613       97.82        360          2
TUCSON ,AZ                        3        838,023.24        0.55      39.17      8.979        615       97.62        360          3
MANCHESTER ,NH                    3        768,767.98        0.51      48.42      8.555        617       95.98        360          2
TEMECULA ,CA                      2        729,363.74        0.48      41.42      6.474        723       94.84        360          3
RANCHO CORDOVA ,CA                2        714,574.42        0.47      48.48      7.908        664      100.00        360          2
FREDERICKSBURG ,VA                2        711,186.95        0.47      45.22      8.154        645      100.00        360          2
BRIDGEPORT ,CT                    2        701,831.06        0.46      47.61      9.150        659       93.71        360          2
HOLDEN ,MA                        2        694,228.28        0.46      55.23      8.074        654      100.00        360          2
VALLEY SPRINGS ,CA                2        679,770.02        0.45      47.95      7.845        612      100.00        360          2
ABINGTON ,MA                      2        670,289.74        0.44      53.56      8.515        601       97.80        360          2
WESTMINSTER ,CO                   2        665,783.01        0.44      38.01      7.414        615       94.51        360          2
Other                           575    129,382,273.65       85.20      44.13      8.888        633       97.79        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


17. Geographic Distribution


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Geographic Distribution     Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
California                       54    $19,034,942.77       12.54      46.37      7.729        637       97.71        360          2
Massachusetts                    42     14,041,440.76        9.25      44.52      8.649        647       97.33        360          2
Florida                          47     11,606,453.47        7.64      41.83      9.289        632       97.61        360          2
New York                         21      6,983,093.76        4.60      45.29      8.577        671       96.34        360          2
New Jersey                       21      6,788,067.15        4.47      48.07      8.738        618       96.85        360          2
Maryland                         21      6,336,570.61        4.17      47.25      8.103        622       98.30        360          2
Virginia                         23      6,027,602.27        3.97      45.49      8.683        626       98.09        360          2
Michigan                         34      5,841,126.65        3.85      47.01      9.459        622       97.89        360          2
Colorado                         23      5,440,602.26        3.58      43.74      8.435        632       97.03        360          2
Nevada                           15      4,693,390.24        3.09      50.14      8.043        647       97.11        360          2
Washington                       17      4,519,329.25        2.98      43.56      8.602        642       98.23        360          2
Georgia                          21      4,376,906.38        2.88      44.69      9.330        630       98.34        350          3
Pennsylvania                     19      4,065,240.42        2.68      46.98      9.041        634       98.35        360          2
Arizona                          14      3,883,210.54        2.56      40.57      8.767        625       97.10        360          2
Connecticut                      14      3,736,474.91        2.46      44.38      9.259        646       96.87        360          2
Texas                            26      3,384,617.48        2.23      41.26      9.706        619       97.74        360          2
Ohio                             25      3,143,029.90        2.07      42.00      9.954        624       99.69        360          2
Rhode Island                     10      3,018,319.56        1.99      45.29      9.265        631       96.48        360          2
New Hampshire                    12      2,903,370.39        1.91      44.38      8.607        635       97.10        360          3
Indiana                          18      2,392,630.60        1.58      42.95      9.776        636       99.16        360          2
Hawaii                            5      2,392,404.79        1.58      49.58      8.239        652       96.80        360          2
Vermont                          11      2,336,850.71        1.54      39.17      8.968        648       98.03        360          3
Illinois                         13      2,165,555.26        1.43      42.53      9.932        627       98.75        360          2
Maine                            12      2,012,944.28        1.33      41.94      8.922        669       97.02        360          2
Wisconsin                        13      1,911,594.95        1.26      41.10      9.941        627       99.27        360          2
South Carolina                    9      1,762,939.48        1.16      40.70      8.980        618       97.84        360          3
Oklahoma                         13      1,712,440.04        1.13      33.07      9.643        617       98.25        360          3
Idaho                             8      1,649,805.73        1.09      43.73      8.736        645       97.98        360          2
Missouri                         11      1,600,386.92        1.05      37.78      9.648        612       96.81        360          4
North Carolina                    9      1,380,650.34        0.91      44.60      9.802        623       98.76        360          2
Alabama                           6      1,375,222.39        0.91      43.64      8.709        614       97.94        360          2
Minnesota                         8      1,347,543.45        0.89      40.27      9.635        607       97.60        360          2
Oregon                            3        949,291.32        0.63      39.88      8.102        698      100.00        360          3
Kansas                            6        857,532.24        0.56      49.97      9.906        627      100.00        360          2
Tennessee                         8        850,977.32        0.56      43.26     10.050        602       98.24        360          2
Wyoming                           3        774,355.49        0.51      45.33      8.929        612      100.00        360          2
Louisiana                         4        547,760.43        0.36      50.46      9.693        627      100.00        360          2
Arkansas                          4        531,542.06        0.35      38.09     10.204        609       98.22        360          2
Montana                           2        481,500.00        0.32      51.18      9.841        606       97.53        360          2
Mississippi                       2        461,985.40        0.30      38.71      8.365        631       94.83        360          2
Delaware                          1        394,493.76        0.26      53.73      7.700        682      100.00        360          3
Iowa                              2        389,879.13        0.26      41.97      9.008        617      100.00        360          1
South Dakota                      2        375,266.85        0.25      44.51      9.292        637      100.00        360          2
District of Columbia              1        334,827.98        0.22      49.73      8.400        601      100.00        360          2
Kentucky                          4        332,804.40        0.22      34.34      9.490        613       98.79        360          2
Utah                              1        327,383.07        0.22      49.54      8.900        570       94.73        360          2
Alaska                            1        214,790.99        0.14      39.88      9.575        627      100.00        360          2
North Dakota                      1        160,877.45        0.11      44.90     10.725        601      100.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


18. ZIP


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
ZIP                         Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
2302                              4     $1,293,137.07        0.85      41.32      8.839        637      100.00        360          3
1902                              2        914,177.35        0.60      45.29      8.266        631      100.00        360          2
95991                             2        773,605.40        0.51      46.59      8.028        683       95.00        360          1
95993                             2        744,366.53        0.49      47.15      7.677        646       97.21        360          3
92591                             2        729,363.74        0.48      41.42      6.474        723       94.84        360          3
95670                             2        714,574.42        0.47      48.48      7.908        664      100.00        360          2
8081                              2        691,224.51        0.46      47.68      8.851        640       96.62        360          3
95252                             2        679,770.02        0.45      47.95      7.845        612      100.00        360          2
2351                              2        670,289.74        0.44      53.56      8.515        601       97.80        360          2
48188                             2        668,453.27        0.44      53.57      8.682        612       97.26        360          2
Other                           618    143,971,063.55       94.81      44.42      8.842        634       97.69        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


19. Gross Margin (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Gross Margin (%)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                     1        $81,904.51        0.06      41.38     10.650        599      100.00        360          3
4.501 - 5.000                     2        311,999.50        0.23      51.05      9.968        594       96.20        360          3
5.001 - 5.500                     2        481,352.34        0.35      53.59      9.488        610       97.49        360          2
5.501 - 6.000                    37      8,420,414.55        6.15      45.50      8.671        625       98.18        360          2
6.001 - 6.500                   545    126,198,342.53       92.19      44.38      8.874        632       97.67        360          2
6.501 - 7.000                     5      1,006,053.37        0.73      48.59      8.936        617       99.32        360          2
7.001 - 7.500                     1         59,821.32        0.04      26.58     10.950        649      100.00        360          8
7.501 - 8.000                     1        116,731.52        0.09      54.45      9.375        612       95.00        360          2
8.001 - 8.500                     1        212,306.12        0.16      37.91      9.875        659       94.44        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          595   $136,888,925.76      100.00      44.51      8.870        631       97.70        360          2
------------------------------------------------------------------------------------------------------------------------------------


20. Initial Periodic Cap (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Initial                    Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Periodic Cap (%)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
3.000                           595   $136,888,925.76      100.00      44.51      8.870        631       97.70        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          595   $136,888,925.76      100.00      44.51      8.870        631       97.70        360          2
------------------------------------------------------------------------------------------------------------------------------------


21. Subsequent Periodic Cap (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Subsequent                 Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Periodic Cap (%)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
1.000                           595   $136,888,925.76      100.00      44.51      8.870        631       97.70        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          595   $136,888,925.76      100.00      44.51      8.870        631       97.70        360          2
------------------------------------------------------------------------------------------------------------------------------------


22. Maximum Mortgage Interest Rate (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Maximum Mortgage           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Interest Rate (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                   1       $397,735.94        0.29      43.37      7.500        655      100.00        360          2
11.501 - 12.000                   1        227,500.00        0.17      46.64      5.750        610      100.00        360          3
12.001 - 12.500                   7      2,017,684.58        1.47      48.40      7.331        652       95.89        360          2
12.501 - 13.000                  14      4,916,414.36        3.59      48.76      6.799        637       96.79        360          2
13.001 - 13.500                  24      7,455,649.22        5.45      48.14      7.330        638       97.02        360          2
13.501 - 14.000                  52     15,985,173.58       11.68      45.26      7.833        637       97.40        360          2
14.001 - 14.500                  69     22,474,738.97       16.42      45.33      8.293        634       97.46        360          2
14.501 - 15.000                  86     22,689,933.27       16.58      44.40      8.797        630       97.10        360          2
15.001 - 15.500                  99     23,068,458.05       16.85      45.00      9.255        631       98.09        360          2
15.501 - 16.000                 105     19,823,158.54       14.48      42.21      9.801        624       97.82        360          2
16.001 - 16.500                  61      9,339,081.84        6.82      43.54     10.252        620       99.03        360          2
16.501 - 17.000                  56      6,493,828.45        4.74      40.08     10.721        628       99.03        360          2
17.001 - 17.500                  14      1,622,366.30        1.19      39.12     11.239        629       99.27        360          2
17.501 - 18.000                   3        193,803.90        0.14      38.45     11.744        646       98.26        360          2
18.001 - 18.500                   3        183,398.76        0.13      37.99     12.189        645      100.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          595   $136,888,925.76      100.00      44.51      8.870        631       97.70        360          2
------------------------------------------------------------------------------------------------------------------------------------


23. Minimum Mortgage Interest Rate (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Minimum Mortgage           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Interest Rate (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                     1       $227,500.00        0.17      46.64      5.750        610      100.00        360          3
6.001 - 6.500                     5      1,693,900.65        1.24      47.47      6.720        658       96.06        360          2
6.501 - 7.000                    14      4,916,414.36        3.59      48.76      6.799        637       96.79        360          2
7.001 - 7.500                    24      7,765,423.68        5.67      48.06      7.308        639       97.14        360          2
7.501 - 8.000                    50     15,553,734.44       11.36      45.12      7.814        637       97.44        360          2
8.001 - 8.500                    69     22,474,738.97       16.42      45.33      8.293        634       97.46        360          2
8.501 - 9.000                    86     22,689,933.27       16.58      44.40      8.797        630       97.10        360          2
9.001 - 9.500                   102     23,743,740.59       17.35      45.20      9.254        631       98.01        360          2
9.501 - 10.000                  105     19,823,158.54       14.48      42.21      9.801        624       97.82        360          2
10.001 - 10.500                  62      9,427,043.32        6.89      43.44     10.251        620       99.04        360          2
10.501 - 11.000                  57      6,573,768.98        4.80      40.18     10.722        628       99.05        360          2
11.001 - 11.500                  14      1,622,366.30        1.19      39.12     11.239        629       99.27        360          2
11.501 - 12.000                   3        193,803.90        0.14      38.45     11.744        646       98.26        360          2
12.001 - 12.500                   3        183,398.76        0.13      37.99     12.189        645      100.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          595   $136,888,925.76      100.00      44.51      8.870        631       97.70        360          2
------------------------------------------------------------------------------------------------------------------------------------


24. Next Rate Adjustment Date


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Next Rate                  Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Adjustment Date             Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Feb-2008                          1        $59,821.32        0.04      26.58     10.950        649      100.00        360          8
May-2008                          1        126,044.05        0.09      20.71      9.680        555       95.00        360          5
Jun-2008                          3        369,728.90        0.27      46.78     10.060        608       97.03        360          4
Jul-2008                        184     42,309,671.42       30.91      45.07      8.679        627       97.66        360          3
Aug-2008                        322     72,255,745.05       52.78      43.97      9.051        632       97.74        360          2
Sep-2008                         41      9,800,248.62        7.16      46.14      8.918        636       98.10        360          1
Jul-2009                          4      1,033,910.27        0.76      45.70      8.605        630       98.17        360          3
Aug-2009                          5        841,006.84        0.61      43.36      9.916        622       98.48        360          2
Jul-2011                         13      4,027,617.81        2.94      46.55      8.414        655       97.70        360          3
Aug-2011                         20      5,946,631.48        4.34      43.52      8.050        633       96.80        360          2
Jul-2021                          1        118,500.00        0.09      50.20      8.800        576       94.05        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                          595   $136,888,925.76      100.00      44.51      8.870        631       97.70        360          2
------------------------------------------------------------------------------------------------------------------------------------


25. Debt-to-Income Ratio (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Debt-to-Income Ratio (%)    Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00                       1       $379,523.54        0.25       2.56      8.350        628      100.00        360          2
10.01 - 15.00                     8      1,727,347.61        1.14      13.60      8.979        613       96.42        360          3
15.01 - 20.00                    12      2,384,641.59        1.57      18.53      9.160        642       96.36        360          2
20.01 - 25.00                     9      1,543,555.40        1.02      23.84      9.637        669       95.86        360          3
25.01 - 30.00                    28      4,976,269.55        3.28      27.91      9.176        644       98.48        360          2
30.01 - 35.00                    50     10,018,776.38        6.60      32.98      8.981        632       97.27        360          2
35.01 - 40.00                    93     19,884,080.76       13.09      37.85      9.219        635       97.88        360          2
40.01 - 45.00                   117     27,503,907.29       18.11      42.65      8.745        645       97.48        360          2
45.01 - 50.00                   131     31,038,842.33       20.44      47.56      8.777        630       98.01        360          2
50.01 - 55.00                   155     42,274,979.10       27.84      52.52      8.659        630       97.86        359          2
55.01 >=                         36     10,118,102.05        6.66      55.99      8.296        629       97.20        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


26. Delinquency Status


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Delinquency Status          Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0-29                            640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


27. Credit Grade


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Credit Grade                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
AA+                             567    131,958,862.36       86.90      44.40      8.802        637       97.75        360          2
AA                               55     14,973,262.73        9.86      45.64      8.765        615       97.10        360          2
A                                17     $4,593,044.92        3.02      44.34      9.073        614       98.25        360          2
B                                 1        324,855.59        0.21      52.36      8.880        621      100.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                          640   $151,850,025.60      100.00      44.54      8.807        634       97.71        360          2
------------------------------------------------------------------------------------------------------------------------------------


Group 3 Mortgage Loan Tables

1. Mortgage Coupons (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Mortgage Coupons (%)        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                     6     $2,716,755.98        0.50      44.15      5.900        720      100.00        360          2
6.001 - 6.500                    24     10,866,444.03        2.01      46.69      6.346        672       98.57        360          2
6.501 - 7.000                    58     28,576,556.21        5.29      45.15      6.859        673       98.77        360          2
7.001 - 7.500                    90     42,705,705.68        7.90      46.23      7.317        678       98.95        360          2
7.501 - 8.000                   203     90,361,775.11       16.72      45.43      7.819        659       99.03        360          2
8.001 - 8.500                   189     73,616,911.67       13.62      45.09      8.287        652       99.09        360          2
8.501 - 9.000                   267     91,463,367.30       16.92      42.44      8.761        653       98.84        360          2
9.001 - 9.500                   190     56,990,648.92       10.54      41.63      9.261        642       98.59        360          2
9.501 - 10.000                  215     55,568,675.16       10.28      40.01      9.732        630       98.03        359          2
10.001 - 10.500                 170     29,567,203.13        5.47      42.81     10.272        595       96.73        359          2
10.501 - 11.000                 165     22,916,477.87        4.24      42.17     10.754        590       96.07        360          2
11.001 - 11.500                 114     13,295,918.71        2.46      42.70     11.269        570       95.89        360          2
11.501 - 12.000                 128     13,058,007.54        2.42      40.93     11.814        565       96.03        359          2
12.001 - 12.500                  67      5,798,740.99        1.07      40.33     12.254        566       95.72        360          2
12.501 - 13.000                  31      3,049,655.05        0.56      42.42     12.670        553       95.09        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


2. Original Combined Loan-To-Value (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Original Combined          Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Loan-To-Value (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                     1       $179,157.18        0.03      40.54      8.800        560       90.00        360          3
90.01 - 95.00                   778    168,181,616.74       31.11      42.92      9.515        607       94.81        359          2
95.01 - 100.00                1,127    369,726,751.82       68.40      43.72      8.441        659       99.98        360          2
100.01 to 103.00                 11      2,465,317.61        0.46      40.82      8.670        630      101.04        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


3. Original Combined Loan-To-Value with Silent Seconds (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
Original Combined             of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Loan-To-Value              Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
with Silent Seconds (%)     Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                     1       $179,157.18        0.03      40.54      8.800        560       90.00        360          3
90.01 - 95.00                   772    167,537,917.89       30.99      42.91      9.509        608       94.81        359          2
95.01 - 100.00                1,133    370,370,450.67       68.52      43.73      8.445        659       99.97        360          2
100.01 to 103.00                 11      2,465,317.61        0.46      40.82      8.670        630      101.04        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


4. Principal Balance ($)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Principal Balance ($)       Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00               8       $399,714.48        0.07      34.73     11.222        605       97.73        360          2
50,000.01 - 100,000.00          307     22,549,626.93        4.17      38.96     11.294        603       96.63        358          2
100,000.01 - 150,000.00         271     34,140,297.58        6.32      40.40     10.630        588       96.34        360          2
150,000.01 - 200,000.00         214     37,197,532.84        6.88      39.40      9.848        608       97.67        360          2
200,000.01 - 250,000.00         188     42,455,977.13        7.85      42.59      9.395        622       98.29        360          2
250,000.01 - 300,000.00         186     51,680,374.52        9.56      43.36      8.999        634       98.52        360          2
300,000.01 - 350,000.00         141     45,699,777.15        8.45      45.98      8.524        649       98.94        360          2
350,000.01 - 400,000.00         109     40,758,179.46        7.54      45.17      8.322        654       99.27        358          2
400,000.01 - 450,000.00         121     51,849,575.15        9.59      44.65      8.201        652       98.78        360          2
450,000.01 - 500,000.00         103     49,224,491.39        9.11      45.55      8.020        663       98.70        360          2
500,000.01 - 550,000.00          91     47,800,788.92        8.84      44.30      8.219        660       98.55        360          2
550,000.01 - 600,000.00          69     39,766,446.77        7.36      45.84      8.028        663       98.49        360          2
600,000.01 - 650,000.00          49     30,660,416.11        5.67      44.80      8.052        659       98.86        360          2
650,000.01 - 700,000.00          20     13,645,165.08        2.52      41.00      8.390        668       98.67        360          2
700,000.01 - 750,000.00           7      5,154,588.44        0.95      40.51      8.043        671       99.31        360          2
750,000.01 - 800,000.00          13     10,199,310.08        1.89      39.28      8.226        654       98.68        360          2
800,000.01 - 850,000.00          11      9,141,350.13        1.69      41.55      8.387        665       97.43        360          2
850,000.01 - 900,000.00           4      3,523,674.58        0.65      44.39      8.403        703      100.00        360          2
900,000.01 - 950,000.00           3      2,780,748.92        0.51      46.17      7.770        622       96.61        360          2
950,000.01 - 1,000,000.00         2      1,924,807.69        0.36      30.04      8.368        663       97.48        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


5. Original Term to Maturity (months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Original Term to           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Maturity (months)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
180                               3       $486,810.25        0.09      45.90      9.934        608       95.22        180          2
240                               1         97,396.71        0.02      54.29     10.150        627       92.12        240          2
360                           1,913    539,968,636.39       99.89      43.45      8.775        643       98.38        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


6. Remaining Term to Maturity (months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Remaining Term             Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
to Maturity (months)        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
176 - 180                         3       $486,810.25        0.09      45.90      9.934        608       95.22        180          2
236 - 240                         1         97,396.71        0.02      54.29     10.150        627       92.12        240          2
351 - 355                        25      4,482,591.32        0.83      43.18      9.719        598       95.88        360          5
356 - 360                     1,888    535,486,045.07       99.06      43.46      8.767        643       98.40        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


7. Credit Score


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Credit Score                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
801 - 825                         2       $478,388.84        0.09      44.97      8.909        809      100.00        360          3
776 - 800                         9      3,817,086.09        0.71      47.00      7.780        782      100.00        360          2
751 - 775                        30     12,049,948.66        2.23      40.79      7.901        764       99.08        360          2
726 - 750                        52     21,615,591.16        4.00      43.54      8.056        739       99.53        360          2
701 - 725                        99     42,610,601.04        7.88      42.29      7.905        711       99.01        360          2
676 - 700                       146     58,754,043.80       10.87      44.71      8.092        688       99.19        360          2
651 - 675                       245     82,998,350.79       15.35      42.88      8.572        662       99.17        360          2
626 - 650                       347    106,028,028.49       19.61      43.84      8.573        638       98.83        360          2
601 - 625                       453    115,223,784.83       21.32      43.54      8.936        614       98.61        359          2
576 - 600                       224     47,495,061.70        8.79      43.73      9.344        590       96.21        360          2
551 - 575                       109     17,272,671.38        3.20      43.19     10.599        563       95.20        360          2
526 - 550                       117     17,778,441.09        3.29      43.09     11.021        538       95.15        360          2
501 - 525                        76     13,081,509.85        2.42      42.80     10.729        514       95.47        360          2
500 - 500                         2        390,225.34        0.07      43.09     11.115        500       96.47        360          2
Not Available                     6        959,110.29        0.18      39.43     11.188          0       95.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


8. Property Type


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Property Type               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence       1,487   $408,012,001.26       75.48      43.25      8.769        642       98.36        360          2
Planned Unit Development        235     69,535,292.71       12.86      44.79      8.799        627       98.46        360          2
2-4 Family                       89     32,595,085.26        6.03      42.35      8.877        669       98.00        360          2
Condo - Low                      98     28,264,069.07        5.23      44.51      8.696        654       98.75        360          2
Condo - Hi                        8      2,146,395.05        0.40      42.48      8.913        695       98.77        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


9. Occupancy Status


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Occupancy Status            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Primary                       1,799   $520,823,752.56       96.35      43.63      8.725        642       98.49        360          2
Investor                        107     16,830,412.78        3.11      39.66     10.245        652       95.44        360          2
Secondary                        11      2,898,678.01        0.54      34.27      9.477        631       94.39        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


10. Documentation


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Documentation               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation            1,512   $373,197,144.23       69.04      44.11      8.876        624       98.14        360          2
Stated Income                   391    162,569,344.30       30.07      41.98      8.550        685       98.89        360          2
Limited Documentation             9      3,481,272.71        0.64      45.63      8.725        654       99.55        360          2
Business Bank Statements          5      1,305,082.11        0.24      34.82      8.333        664       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


11. Loan Purpose


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Loan Purpose                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                      1,517   $407,427,040.32       75.37      43.18      8.829        646       98.85        360          2
Refinance - Cashout             314    110,444,577.60       20.43      44.54      8.544        635       97.05        359          2
Refinance - Rate Term            86     22,681,225.43        4.20      43.09      8.962        621       96.17        359          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


12. Product Type


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Product Type                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                       2       $418,936.20        0.08      45.99      9.899        610       95.71        180          2
20 YR FIXED                       1         97,396.71        0.02      54.29     10.150        627       92.12        240          2
2/13 6ML                          1         67,874.05        0.01      45.37     10.150        596       92.16        180          2
2/28 6ML                        890    163,898,128.75       30.32      40.94      9.777        616       97.43        360          2
2/28 6ML with 5 yr IO           264    115,796,637.19       21.42      44.80      7.994        658       99.22        360          2
2/28 6ML 30/40 BALLOON          484    180,058,152.47       33.31      44.27      8.438        649       98.84        360          2
30 YR FIXED                     114     25,925,541.27        4.80      43.94      9.019        656       97.28        360          3
30 YR FIXED with 5 yr IO          2        960,963.69        0.18      42.15      9.354        696      100.00        360          3
30/40 BALLOON                    41     14,761,815.36        2.73      45.99      8.286        662       98.61        360          2
3/27 6ML                         24      3,907,478.06        0.72      40.59      9.947        617       97.47        360          2
3/27 6ML with 5 yr IO            10      4,328,393.76        0.80      43.16      8.114        704       99.51        360          2
3/27 6ML 30/40 BALLOON           15      4,623,072.82        0.86      44.28      8.888        665       97.86        360          2
5/25 6ML                         29      6,837,654.69        1.26      39.40      9.180        635       97.42        360          2
5/25 6ML with 5 yr IO            15      7,862,763.00        1.45      48.64      7.457        657       98.83        360          2
5/25 6ML 30/40 BALLOON           25     11,008,035.33        2.04      48.55      8.084        672       98.59        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


13. IO Term


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
IO Term (Months)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0                             1,626   $411,604,085.71       76.15      42.99      9.027        637       98.11        360          2
60                              291    128,948,757.64       23.85      44.96      7.975        660       99.21        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


14. Lien Position


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Lien Position               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
1                             1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


15. Prepayment Penalty Term (Months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Prepayment                 Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Penalty Term (Months)       Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0                               438   $111,045,751.23       20.54      42.60      9.401        636       97.88        360          2
12                              143     59,828,920.50       11.07      42.56      8.494        673       98.57        360          2
24                            1,152    315,042,442.42       58.28      43.60      8.678        637       98.53        360          2
30                                5      1,219,083.23        0.23      45.59     10.402        551       96.62        360          2
36                              179     53,416,645.97        9.88      45.36      8.336        659       98.29        359          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


16. City


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
City                        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA                  12     $6,251,703.92        1.16      35.92      7.807        680       99.10        360          2
SAN JOSE ,CA                     10      6,223,269.14        1.15      37.60      8.282        666       99.33        360          2
SAN DIEGO ,CA                    12      6,178,670.16        1.14      46.52      7.662        652       98.06        360          2
VICTORVILLE ,CA                  15      6,065,341.15        1.12      43.67      7.280        670      100.00        360          2
BROOKLYN ,NY                     11      5,622,622.26        1.04      37.83      7.946        713       99.51        360          2
BRONX ,NY                        10      4,853,491.84        0.90      40.54      8.335        701       97.47        360          2
LAS VEGAS ,NV                    14      4,662,386.11        0.86      47.42      8.413        638       98.43        360          2
SACRAMENTO ,CA                   12      4,638,010.33        0.86      47.70      8.727        663      100.00        360          3
STOCKTON ,CA                      9      4,245,776.44        0.79      42.86      8.498        669       97.61        360          2
RIVERSIDE ,CA                     8      4,234,654.43        0.78      45.53      8.262        629       98.90        360          2
OAKLAND ,CA                       7      4,223,004.67        0.78      40.20      8.789        649       97.78        360          2
MURRIETA ,CA                      7      4,126,866.34        0.76      48.51      8.661        644       97.56        360          2
FONTANA ,CA                       8      4,120,035.05        0.76      41.35      8.215        692       98.74        360          2
ELK GROVE ,CA                     7      3,477,813.76        0.64      42.35      8.328        664       99.52        360          2
VACAVILLE ,CA                     7      3,265,576.57        0.60      48.16      7.787        652       98.16        360          3
MORENO VALLEY ,CA                 8      2,796,984.07        0.52      45.37      7.663        636      100.00        360          3
HAYWARD ,CA                       5      2,688,570.44        0.50      47.62      7.412        694      100.00        360          2
MIAMI ,FL                         8      2,607,572.92        0.48      42.87      8.676        646       97.66        360          2
LINCOLN ,CA                       5      2,566,131.94        0.47      41.57      7.999        639       99.12        360          3
ORLANDO ,FL                       9      2,553,150.23        0.47      45.35      9.264        654       97.36        360          3
Other                         1,733    455,151,211.58       84.20      43.54      8.891        639       98.30        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


17. Geographic Distribution


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Geographic Distribution     Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
California                      410   $200,157,912.65       37.03      44.86      7.943        662       98.97        360          2
New York                        127     48,939,271.34        9.05      42.49      8.472        671       98.53        360          2
Florida                         146     39,492,330.79        7.31      44.00      8.998        639       98.20        360          2
Texas                           220     31,806,017.37        5.88      41.47     10.349        583       96.79        360          2
Massachusetts                    73     26,254,711.22        4.86      44.15      8.797        654       98.53        360          2
New Jersey                       55     19,428,297.02        3.59      44.63      9.055        634       97.90        360          2
Colorado                         43     12,509,136.57        2.31      43.10      8.374        629       99.15        360          2
Illinois                         60     11,062,743.46        2.05      41.53      9.965        604       96.62        360          2
Georgia                          61     10,522,212.50        1.95      42.09      9.966        610       97.89        360          2
Nevada                           31     10,518,731.03        1.95      45.85      8.464        632       98.57        360          3
Ohio                             74     10,484,405.26        1.94      40.85      9.987        611       97.67        360          2
Pennsylvania                     52      9,193,443.92        1.70      41.77      9.263        634       97.66        360          2
Washington                       30      9,017,302.27        1.67      43.55      8.449        646       99.11        360          2
Virginia                         35      8,834,603.53        1.63      41.63      9.065        643       98.03        360          2
Maryland                         27      8,488,861.19        1.57      48.39      8.922        640       98.12        360          2
Michigan                         57      7,597,971.47        1.41      41.36     10.626        603       97.08        360          2
North Carolina                   45      7,413,884.64        1.37      41.71     10.454        593       97.01        359          2
Hawaii                           11      6,702,635.83        1.24      41.54      7.963        670       98.61        360          2
Arizona                          21      4,998,549.86        0.92      42.88      8.881        638       99.39        360          3
Louisiana                        22      4,481,308.96        0.83      40.41      9.762        612       97.67        360          2
South Carolina                   26      4,444,067.26        0.82      38.72      9.524        605       97.25        360          2
Missouri                         23      4,015,345.45        0.74      39.16     10.421        593       96.95        360          2
Indiana                          28      3,618,277.98        0.67      40.33     10.423        623       98.17        360          2
Connecticut                      14      3,613,542.34        0.67      40.87      9.121        655       97.98        360          2
Rhode Island                     12      3,306,309.19        0.61      44.92      9.151        630       98.32        360          2
Oregon                           11      3,275,588.23        0.61      39.80      8.850        654       98.40        360          2
Idaho                            10      3,098,916.86        0.57      46.62      8.837        629       99.62        360          2
Wisconsin                        25      2,935,787.46        0.54      41.40     10.786        593       96.30        360          2
New Hampshire                    11      2,913,495.52        0.54      39.83      8.872        643       99.38        338          2
ZIP                              23      2,868,973.89        0.53      41.74     10.147        601       97.84        356          2
Alabama                          27      2,722,703.41        0.50      36.22     10.575        620       97.81        360          2
Utah                             11      2,581,254.81        0.48      42.70      9.028        618       98.82        360          2
Kansas                           10      2,104,410.84        0.39      42.90     10.210        638       98.82        360          2
Maine                            11      1,691,864.21        0.31      36.70      9.467        637       98.27        360          2
Kentucky                         12      1,605,239.58        0.30      37.99     10.040        608       98.76        360          2
Oklahoma                         12      1,534,870.08        0.28      37.57      9.930        635       98.01        360          3
Iowa                             14      1,459,147.70        0.27      41.20     11.137        572       96.26        360          2
Minnesota                         8      1,082,682.89        0.20      46.85     11.025        572       95.26        360          3
Arkansas                          9        908,936.37        0.17      36.82     11.132        581       96.65        360          3
Vermont                           3        584,891.24        0.11      46.89     10.874        607       97.56        360          2
District of Columbia              2        570,663.54        0.11      49.77      9.377        610       98.17        360          2
Wyoming                           3        504,992.74        0.09      38.36     11.164        550       96.46        360          4
South Dakota                      2        352,269.45        0.07      32.81      9.669        653       98.83        360          2
Mississippi                       5        312,338.94        0.06      42.34     11.344        609       94.31        360          2
Delaware                          1        239,790.38        0.04      37.26     10.080        623      100.00        360          2
Nebraska                          3        233,331.13        0.04      29.97     10.815        577       95.00        360          2
Montana                           1         68,820.98        0.01      26.53     12.450        536       95.00        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


18. ZIP


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
ZIP                         Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
92392                            14     $5,718,441.15        1.06      44.10      7.311        674      100.00        360          3
95687                             6      3,009,808.45        0.56      48.76      7.688        652       98.01        360          2
92336                             5      2,825,358.43        0.52      39.61      8.052        681       98.17        360          2
95648                             5      2,566,131.94        0.47      41.57      7.999        639       99.12        360          3
92563                             4      2,347,203.82        0.43      48.36      8.781        651       97.67        360          2
92407                             4      1,854,920.82        0.34      45.24      7.707        696      100.00        360          3
92065                             3      1,846,274.90        0.34      48.91      7.505        641       98.33        360          2
95020                             3      1,832,435.84        0.34      39.97      7.720        706      100.00        360          2
94509                             3      1,829,019.54        0.34      44.72      7.265        684      100.00        360          2
92562                             3      1,779,662.52        0.33      48.71      8.503        635       97.41        360          2
Other                         1,867    514,943,585.94       95.26      43.39      8.825        642       98.34        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


19. Gross Margin (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Gross Margin (%)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                     2       $129,309.78        0.03      49.88     11.735        605       95.00        360          3
3.501 - 4.000                     4        389,196.31        0.08      43.66     11.156        577       95.00        360          2
4.001 - 4.500                     1         83,969.46        0.02      36.41     10.300        603       95.00        360          3
4.501 - 5.000                    10      1,841,414.06        0.37      42.81     10.355        590       95.95        360          2
5.001 - 5.500                     6      1,474,302.96        0.30      48.29      9.572        604       96.07        360          3
5.501 - 6.000                    99     26,468,690.12        5.31      43.85      8.863        645       98.44        360          2
6.001 - 6.500                 1,617    464,546,661.82       93.21      43.32      8.750        642       98.46        360          2
6.501 - 7.000                     8      1,703,296.40        0.34      45.42      9.937        607       98.54        360          3
7.001 - 7.500                    10      1,751,349.21        0.35      39.61      9.991        622       94.86        360          4
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,757   $498,388,190.12      100.00      43.36      8.776        641       98.42        360          2
------------------------------------------------------------------------------------------------------------------------------------


20. Initial Periodic Cap (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Initial Periodic Cap (%)    Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
3.000                         1,757   $498,388,190.12      100.00      43.36      8.776        641       98.42        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,757   $498,388,190.12      100.00      43.36      8.776        641       98.42        360          2
------------------------------------------------------------------------------------------------------------------------------------


21. Subsequent Periodic Cap (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Subsequent                 Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Periodic Cap (%)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
1.000                         1,757   $498,388,190.12      100.00      43.36      8.776        641       98.42        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,757   $498,388,190.12      100.00      43.36      8.776        641       98.42        360          2
------------------------------------------------------------------------------------------------------------------------------------


22. Maximum Mortgage Interest Rate (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Maximum Mortgage           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Interest Rate (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                    1       $265,789.80        0.05      44.97      6.880        679       95.00        360          2
11.501 - 12.000                   9      3,299,276.68        0.66      44.12      6.423        706      100.00        360          2
12.001 - 12.500                  22      9,588,033.67        1.92      47.24      6.354        665       98.50        360          2
12.501 - 13.000                  46     22,778,047.30        4.57      44.80      6.855        668       98.98        360          2
13.001 - 13.500                  83     38,700,524.69        7.77      46.06      7.325        676       99.02        360          2
13.501 - 14.000                 194     85,805,325.75       17.22      45.30      7.820        659       99.06        360          2
14.001 - 14.500                 184     71,227,777.50       14.29      45.11      8.292        651       99.07        360          2
14.501 - 15.000                 247     84,776,344.09       17.01      42.37      8.763        653       98.85        360          2
15.001 - 15.500                 181     54,889,191.00       11.01      41.54      9.268        641       98.67        360          2
15.501 - 16.000                 184     47,167,582.48        9.46      39.42      9.722        625       98.25        360          2
16.001 - 16.500                 152     26,822,861.09        5.38      42.83     10.271        594       96.74        360          2
16.501 - 17.000                 154     21,446,254.74        4.30      42.06     10.756        589       95.97        360          2
17.001 - 17.500                  96     11,257,182.66        2.26      41.94     11.278        565       95.61        360          2
17.501 - 18.000                 119     12,373,833.69        2.48      41.23     11.812        562       95.94        360          2
18.001 - 18.500                  59      5,295,935.83        1.06      40.84     12.245        564       95.68        360          2
18.501 - 19.000                  26      2,694,229.15        0.54      42.32     12.672        549       95.10        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,757   $498,388,190.12      100.00      43.36      8.776        641       98.42        360          2
------------------------------------------------------------------------------------------------------------------------------------


23. Minimum Mortgage Interest Rate (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Minimum Mortgage           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Interest Rate (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                     6     $2,716,755.98        0.55      44.15      5.900        720      100.00        360          2
6.001 - 6.500                    21      9,487,439.59        1.90      47.21      6.324        665       98.54        360          2
6.501 - 7.000                    47     23,043,837.10        4.62      44.80      6.855        668       98.94        360          2
7.001 - 7.500                    82     38,523,119.23        7.73      46.05      7.311        676       99.04        360          2
7.501 - 8.000                   194     85,805,325.75       17.22      45.30      7.820        659       99.06        360          2
8.001 - 8.500                   183     71,124,263.62       14.27      45.11      8.288        651       99.08        360          2
8.501 - 9.000                   250     85,358,864.79       17.13      42.38      8.764        653       98.85        360          2
9.001 - 9.500                   181     54,928,542.32       11.02      41.57      9.264        641       98.67        360          2
9.501 - 10.000                  184     47,167,582.48        9.46      39.42      9.722        625       98.25        360          2
10.001 - 10.500                 153     27,000,266.55        5.42      42.85     10.271        594       96.73        360          2
10.501 - 11.000                 154     21,446,254.74        4.30      42.06     10.756        589       95.97        360          2
11.001 - 11.500                  97     11,360,696.54        2.28      41.96     11.276        565       95.60        360          2
11.501 - 12.000                 119     12,373,833.69        2.48      41.23     11.812        562       95.94        360          2
12.001 - 12.500                  60      5,357,178.59        1.07      40.75     12.246        564       95.67        360          2
12.501 - 13.000                  26      2,694,229.15        0.54      42.32     12.672        549       95.10        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,757   $498,388,190.12      100.00      43.36      8.776        641       98.42        360          2
------------------------------------------------------------------------------------------------------------------------------------


24. Next Rate Adjustment Date


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Next Rate                  Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Adjustment Date             Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Jan-2008                          1        $77,598.93        0.02      26.92     10.300        574       95.00        360          9
Feb-2008                          3        352,808.98        0.07      47.86      9.471        635       95.00        360          8
Mar-2008                          1         51,150.34        0.01      41.55     10.400        586       95.00        360          7
Apr-2008                          2        181,440.53        0.04      45.51     10.102        627       95.00        360          6
May-2008                         16      2,976,475.97        0.60      43.64     10.269        564       95.33        360          5
Jun-2008                         10      3,937,973.76        0.79      42.49      8.051        682       99.74        360          4
Jul-2008                        539    158,392,567.75       31.78      43.86      8.582        642       98.73        360          3
Aug-2008                        949    266,441,149.04       53.46      43.00      8.867        639       98.30        360          2
Sep-2008                        117     27,204,627.16        5.46      41.55      9.393        636       98.23        360          1
Oct-2008                          1        205,000.00        0.04      50.94     10.125        605      100.00        360          0
Jul-2009                         17      3,628,448.55        0.73      37.47      9.112        645       98.59        360          3
Aug-2009                         27      7,726,586.34        1.55      44.14      8.981        672       98.03        360          2
Sep-2009                          5      1,503,909.75        0.30      48.62      8.394        665       98.94        360          1
Jun-2011                          1         94,871.28        0.02      42.41     11.300        594       95.00        360          4
Jul-2011                         22      8,876,454.70        1.78      45.00      8.035        655       97.83        360          3
Aug-2011                         36     14,127,153.69        2.83      46.94      8.058        664       98.77        360          2
Sep-2011                         10      2,609,973.35        0.52      45.88      9.260        632       97.98        360          1
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,757   $498,388,190.12      100.00      43.36      8.776        641       98.42        360          2
------------------------------------------------------------------------------------------------------------------------------------


25. Debt-to-Income Ratio (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Debt-to-Income Ratio (%)    Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                      3     $1,313,117.56        0.24       6.89      9.233        656       98.04        360          2
10.01 - 15.00                    11      4,519,058.84        0.84      11.57      8.854        644       97.81        360          2
15.01 - 20.00                    26      5,540,277.28        1.02      17.81      8.903        632       97.84        360          2
20.01 - 25.00                    57      9,165,275.32        1.70      22.61      9.830        629       97.36        359          2
25.01 - 30.00                   120     23,149,390.70        4.28      27.80      9.182        627       98.26        360          2
30.01 - 35.00                   188     43,905,598.83        8.12      32.67      9.192        636       98.35        360          2
35.01 - 40.00                   269     69,572,021.22       12.87      37.66      8.964        644       98.26        360          2
40.01 - 45.00                   406    114,466,102.57       21.18      42.63      8.861        649       98.43        360          2
45.01 - 50.00                   429    140,056,840.19       25.91      47.59      8.523        654       98.76        359          2
50.01 - 55.00                   332    100,851,486.30       18.66      52.58      8.685        631       98.18        360          2
55.01 >=                         76     28,013,674.54        5.18      56.28      8.164        628       97.90        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


26. Delinquency Status


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Delinquency Status          Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0-29                          1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


27. Credit Grade


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Credit Grade                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
AA+                           1,583    474,803,803.56       87.84      43.41      8.590        651       98.68        360          2
AA                              292     56,373,580.04       10.43      43.78     10.202        577       95.92        360          2
A                                33     $8,078,301.09        1.49      44.53      9.329        602       97.52        360          2
B                                 6        905,980.76        0.17      44.35     11.136        607       96.98        360          2
C                                 3        391,177.90        0.07      36.09     12.090        621       95.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        1,917   $540,552,843.35      100.00      43.46      8.776        643       98.37        360          2
------------------------------------------------------------------------------------------------------------------------------------


Total Mortgage Loan Tables

1. Mortgage Coupons (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Mortgage Coupons (%)        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                     7     $2,944,255.98        0.35      44.35      5.888        712      100.00        360          2
6.001 - 6.500                    35     14,510,517.51        1.72      46.13      6.366        669       98.06        360          2
6.501 - 7.000                    94     39,910,221.00        4.73      45.09      6.836        670       98.31        360          2
7.001 - 7.500                   155     61,356,226.64        7.27      46.50      7.317        670       98.46        360          2
7.501 - 8.000                   341    129,731,761.34       15.37      45.31      7.819        653       98.65        360          2
8.001 - 8.500                   365    120,876,361.20       14.32      45.27      8.291        646       98.42        360          2
8.501 - 9.000                   519    145,670,541.55       17.26      43.17      8.771        646       98.34        360          2
9.001 - 9.500                   442    105,876,094.21       12.54      42.95      9.259        636       98.21        360          2
9.501 - 10.000                  494    100,582,982.70       11.92      41.29      9.752        627       98.00        359          2
10.001 - 10.500                 314     50,247,567.11        5.95      42.70     10.257        606       97.34        360          2
10.501 - 11.000                 259     33,979,958.33        4.03      41.55     10.744        602       96.86        360          2
11.001 - 11.500                 139     15,997,603.75        1.90      42.18     11.260        581       96.37        360          2
11.501 - 12.000                 133     13,443,574.61        1.59      40.93     11.811        567       96.08        359          2
12.001 - 12.500                  70      5,982,139.75        0.71      40.26     12.252        568       95.85        360          2
12.501 - 13.000                  31      3,049,655.05        0.36      42.42     12.670        553       95.09        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


2. Original Combined Loan-To-Value (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Original Combined          Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Loan-To-Value (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                     1       $179,157.18        0.02      40.54      8.800        560       90.00        360          3
90.01 - 95.00                 1,360    298,381,579.73       35.35      43.39      9.169        615       94.75        360          2
95.01 - 100.00                2,026    543,133,406.21       64.34      43.99      8.578        653       99.97        360          2
100.01 to 103.00                 11      2,465,317.61        0.29      40.82      8.670        630      101.04        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


3. Original Combined Loan-To-Value with Silent Seconds (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
Original Combined             of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Loan-To-Value              Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
with Silent Seconds (%)     Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                     1       $179,157.18        0.02      40.54      8.800        560       90.00        360          3
90.01 - 95.00                 1,353    297,566,380.43       35.25      43.39      9.165        615       94.75        360          2
95.01 - 100.00                2,033    543,948,605.51       64.44      43.99      8.582        653       99.97        360          2
100.01 to 103.00                 11      2,465,317.61        0.29      40.82      8.670        630      101.04        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


4. Principal Balance ($)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Principal Balance ($)       Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00               9       $449,681.30        0.05      34.67     11.236        617       96.97        360          2
50,000.01 - 100,000.00          473     36,633,420.15        4.34      39.29     10.882        614       97.47        359          2
100,000.01 - 150,000.00         657     82,972,076.40        9.83      41.66     10.010        609       97.51        360          2
150,000.01 - 200,000.00         491     85,193,972.68       10.09      41.84      9.431        623       97.79        360          2
200,000.01 - 250,000.00         395     89,206,642.86       10.57      44.22      9.096        628       97.97        360          2
250,000.01 - 300,000.00         336     92,723,439.38       10.98      44.11      8.790        636       98.04        360          2
300,000.01 - 350,000.00         298     96,532,582.10       11.44      45.13      8.405        641       98.21        360          2
350,000.01 - 400,000.00         212     79,418,533.51        9.41      45.11      8.160        647       98.18        359          2
400,000.01 - 450,000.00         140     59,673,422.43        7.07      45.01      8.239        651       98.62        360          2
450,000.01 - 500,000.00         110     52,531,693.38        6.22      45.92      8.072        661       98.60        360          2
500,000.01 - 550,000.00          97     50,898,852.85        6.03      44.30      8.241        659       98.42        360          2
550,000.01 - 600,000.00          71     40,895,082.66        4.84      45.89      8.041        665       98.34        360          2
600,000.01 - 650,000.00          49     30,660,416.11        3.63      44.80      8.052        659       98.86        360          2
650,000.01 - 700,000.00          20     13,645,165.08        1.62      41.00      8.390        668       98.67        360          2
700,000.01 - 750,000.00           7      5,154,588.44        0.61      40.51      8.043        671       99.31        360          2
750,000.01 - 800,000.00          13     10,199,310.08        1.21      39.28      8.226        654       98.68        360          2
800,000.01 - 850,000.00          11      9,141,350.13        1.08      41.55      8.387        665       97.43        360          2
850,000.01 - 900,000.00           4      3,523,674.58        0.42      44.39      8.403        703      100.00        360          2
900,000.01 - 950,000.00           3      2,780,748.92        0.33      46.17      7.770        622       96.61        360          2
950,000.01 - 1,000,000.00         2      1,924,807.69        0.23      30.04      8.368        663       97.48        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


5. Original Term to Maturity (months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Original Term to           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Maturity (months)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
180                               5       $709,131.64        0.08      45.91      9.864        621       96.72        180          2
240                               2        465,641.44        0.06      54.31      8.944        633       98.35        240          3
360                           3,391    842,984,687.65       99.86      43.76      8.787        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


6. Remaining Term to Maturity (months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Remaining Term             Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
to Maturity (months)        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
176 - 180                         5       $709,131.64        0.08      45.91      9.864        621       96.72        180          2
236 - 240                         2        465,641.44        0.06      54.31      8.944        633       98.35        240          3
346 - 350                         1        142,084.86        0.02      26.80      8.390        581       95.00        360         11
351 - 355                        32      5,548,614.11        0.66      41.85      9.569        601       95.80        360          6
356 - 360                     3,358    837,293,988.68       99.19      43.77      8.782        640       98.15        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


7. Credit Score


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Credit Score                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
801 - 825                         4       $899,059.14        0.11      46.44      9.059        810       99.05        360          3
776 - 800                        12      4,617,204.61        0.55      47.19      7.980        782       99.66        360          2
751 - 775                        44     14,872,394.07        1.76      40.66      7.970        763       98.60        360          2
726 - 750                        87     30,590,213.83        3.62      43.28      8.133        738       98.84        360          2
701 - 725                       156     55,747,067.63        6.60      42.36      7.957        712       98.69        360          2
676 - 700                       237     78,816,327.57        9.34      44.56      8.209        687       98.90        360          2
651 - 675                       438    127,120,250.39       15.06      43.05      8.586        662       98.85        360          2
626 - 650                       698    177,869,844.78       21.07      44.07      8.668        638       98.55        360          2
601 - 625                       932    203,700,454.08       24.13      44.22      8.974        613       98.47        360          2
576 - 600                       419     87,242,492.00       10.33      43.91      9.126        590       96.05        360          2
551 - 575                       131     21,996,769.22        2.61      43.98     10.328        563       95.19        360          2
526 - 550                       138     21,985,229.58        2.60      43.80     10.713        538       95.11        360          2
501 - 525                        94     17,352,818.20        2.06      43.12     10.377        513       95.33        360          2
500 - 500                         2        390,225.34        0.05      43.09     11.115        500       96.47        360          2
Not Available                     6        959,110.29        0.11      39.43     11.188          0       95.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


8. Property Type


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Property Type               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence       2,695   $644,714,832.42       76.37      43.53      8.786        639       98.16        360          2
Planned Unit Development        389    105,434,274.35       12.49      45.18      8.730        629       98.13        360          2
2-4 Family                      153     51,185,788.56        6.06      43.20      8.925        665       97.45        360          2
Condo - Low                     152     40,353,590.08        4.78      44.60      8.787        650       98.47        360          2
Condo - Hi                        9      2,470,975.32        0.29      43.66      8.820        692       98.93        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


9. Occupancy Status


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Occupancy Status            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Primary                       3,153   $797,857,544.30       94.52      43.91      8.730        638       98.27        360          2
Investor                        211     38,564,100.37        4.57      41.80      9.926        662       95.64        360          2
Secondary                        34      7,737,816.06        0.92      38.93      9.110        646       95.42        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


10. Documentation


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Documentation               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation            2,780   $627,857,257.59       74.38      44.44      8.826        625       98.00        360          2
Stated Income                   598    210,747,310.30       24.97      41.78      8.676        682       98.49        360          2
Limited Documentation            11      3,785,395.41        0.45      44.84      8.796        646       98.88        360          2
Business Bank Statements          9      1,769,497.43        0.21      36.98      8.679        653       98.63        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


11. Loan Purpose


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Loan Purpose                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                      2,276   $530,923,843.91       62.89      43.47      8.935        644       98.78        360          2
Refinance - Cashout             906    260,465,849.10       30.86      44.21      8.505        633       97.09        359          2
Refinance - Rate Term           216     52,769,767.72        6.25      44.51      8.705        627       96.70        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


12. Product Type


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Product Type                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
15 YR FIXED                       3       $559,871.20        0.07      46.59      9.849        627       96.79        180          2
15/15 6ML with 5 yr IO            1        118,500.00        0.01      50.20      8.800        576       94.05        360          3
20 YR FIXED                       2        465,641.44        0.06      54.31      8.944        633       98.35        240          3
2/13 6ML                          2        149,260.44        0.02      43.37      9.918        599       96.43        180          3
2/28 6ML                      1,629    289,360,906.14       34.28      41.70      9.585        623       97.54        360          2
2/28 6ML with 5 yr IO           384    148,505,923.69       17.59      44.92      8.047        653       98.85        360          2
2/28 6ML 30/40 Balloon          886    273,037,223.47       32.34      44.89      8.460        642       98.42        360          2
30 YR FIXED                     196     44,123,715.87        5.23      43.61      8.919        659       97.76        360          3
30 YR FIXED with 5 yr IO          4      1,468,263.69        0.17      42.97      8.743        694      100.00        360          2
30/40 Balloon                    78     25,948,539.00        3.07      45.79      8.177        658       98.38        360          3
3/27 6ML                         30      4,648,635.72        0.55      40.20      9.934        619       97.87        360          2
3/27 6ML with 5 yr IO            14      5,152,393.76        0.61      43.35      8.124        696       99.27        360          2
3/27 6ML 30/40 Balloon           30      7,668,125.08        0.91      45.69      8.878        644       97.36        360          2
5/25 6ML                         54     11,997,793.18        1.42      41.72      9.006        639       97.46        360          2
5/25 6ML with 5 yr IO            28     11,592,707.63        1.37      47.43      7.539        652       98.32        360          2
5/25 6ML 30/40 Balloon           57     19,361,960.42        2.29      46.48      8.123        661       98.15        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


13. IO Term


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
IO Term (Months)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0                             2,967   $677,321,671.96       80.24      43.45      8.977        636       97.96        360          2
60                              431    166,837,788.77       19.76      45.03      8.021        654       98.83        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


14. Lien Position


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Lien Position               Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
1                             3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


15. Prepayment Penalty Term (Months)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Prepayment                 Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Penalty Term (Months)       Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0                               809   $188,064,898.88       22.28      43.18      9.230        637       97.74        360          2
12                              201     76,296,337.62        9.04      43.11      8.546        668       98.21        360          2
24                            2,060    489,988,970.26       58.04      43.85      8.735        633       98.24        360          2
30                                8      1,924,213.76        0.23      46.64      9.988        589       97.41        360          2
36                              320     87,885,040.21       10.41      45.09      8.320        656       98.30        359          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


17. City


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
City                        Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO ,CA                   27     $9,487,782.03        1.12      46.88      8.226        656       99.13        360          2
LAS VEGAS ,NV                    29      8,851,601.87        1.05      48.81      8.247        635       97.32        360          2
VICTORVILLE ,CA                  17      6,865,616.98        0.81      44.23      7.278        670      100.00        360          3
SAN JOSE ,CA                     12      6,840,269.02        0.81      38.18      8.255        668       99.39        360          2
BRONX ,NY                        13      6,300,530.21        0.75      42.73      8.424        696       96.82        360          2
LOS ANGELES ,CA                  12      6,251,703.92        0.74      35.92      7.807        680       99.10        360          2
BROOKLYN ,NY                     12      6,200,928.10        0.73      39.32      7.994        717       98.74        360          2
SAN DIEGO ,CA                    12      6,178,670.16        0.73      46.52      7.662        652       98.06        360          2
MIAMI ,FL                        18      5,786,954.16        0.69      44.56      8.915        639       96.94        360          2
STOCKTON ,CA                     13      5,479,564.35        0.65      43.81      8.281        661       97.53        360          2
RIVERSIDE ,CA                    10      4,917,282.82        0.58      45.32      8.231        630       98.08        360          2
MURRIETA ,CA                      8      4,533,115.23        0.54      48.55      8.579        646       97.70        360          2
OAKLAND ,CA                       8      4,526,667.84        0.54      41.06      8.800        652       97.59        360          2
FONTANA ,CA                       9      4,520,035.05        0.54      42.25      8.086        682       98.24        360          2
ORLANDO ,FL                      16      4,040,340.94        0.48      46.43      9.083        643       97.77        360          3
APPLE VALLEY ,CA                 11      3,901,207.59        0.46      47.01      8.093        643       98.17        360          3
ELK GROVE ,CA                     8      3,883,399.62        0.46      42.95      8.336        663       99.57        360          2
BROCKTON ,MA                     13      3,833,568.85        0.45      42.99      8.746        655       98.84        360          2
VACAVILLE ,CA                     8      3,657,576.57        0.43      48.62      7.809        649       98.36        360          2
MORENO VALLEY ,CA                10      3,549,459.54        0.42      46.21      7.497        631       98.94        360          3
Other                         3,132    734,553,185.88       87.02      43.72      8.876        637       98.10        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


16. Geographic Distribution


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Geographic Distribution     Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
California                      525   $237,760,098.63       28.17      44.87      7.931        659       98.73        360          2
Florida                         279     68,737,835.80        8.14      43.89      8.962        637       97.79        360          2
New York                        174     60,629,674.87        7.18      42.73      8.511        668       98.28        360          2
Massachusetts                   152     48,561,419.69        5.75      44.18      8.693        655       98.05        360          2
Texas                           293     41,133,566.73        4.87      41.76     10.189        591       97.06        360          2
New Jersey                       91     29,076,897.71        3.44      45.76      8.975        629       97.57        360          2
Colorado                        100     24,416,517.92        2.89      44.09      8.484        631       98.58        360          2
Michigan                        148     21,686,335.95        2.57      44.46      9.815        616       97.51        360          2
Ohio                            156     21,036,299.39        2.49      41.54      9.736        618       98.18        360          2
Georgia                         120     20,354,953.86        2.41      42.46      9.683        618       98.11        358          2
Pennsylvania                    108     19,181,535.67        2.27      42.94      9.123        635       97.96        360          2
Virginia                         82     18,883,818.08        2.24      43.48      8.900        638       98.26        360          2
Washington                       69     18,283,840.88        2.17      44.24      8.446        639       98.46        360          2
Nevada                           56     17,697,952.74        2.10      47.44      8.333        633       97.99        360          3
Maryland                         60     17,286,341.26        2.05      47.38      8.522        632       98.17        360          2
Illinois                         85     15,387,318.24        1.82      42.24      9.856        609       96.93        360          2
North Carolina                   84     13,762,534.57        1.63      42.63      9.952        604       97.32        357          2
Arizona                          45     11,266,148.74        1.33      42.47      8.653        635       98.08        360          3
Connecticut                      45     10,756,253.47        1.27      43.10      9.108        650       96.93        360          2
South Carolina                   56      9,703,655.76        1.15      40.52      9.175        614       97.44        360          3
Indiana                          72      9,652,839.17        1.14      42.04      9.852        628       98.40        360          2
Hawaii                           17      9,603,040.62        1.14      43.92      8.060        665       98.23        360          2
Wisconsin                        57      8,150,616.44        0.97      42.38      9.893        613       97.42        360          2
New Hampshire                    33      8,086,119.53        0.96      42.79      8.605        635       98.42        352          3
Rhode Island                     28      7,732,528.41        0.92      45.32      9.121        635       97.41        360          2
Missouri                         46      7,286,485.91        0.86      39.63      9.997        603       97.00        360          2
Oregon                           25      6,648,395.89        0.79      42.19      8.542        652       98.19        360          2
Maine                            37      6,465,124.62        0.77      41.33      8.805        656       97.54        360          2
Alabama                          45      5,598,981.37        0.66      40.13      9.838        618       98.11        357          3
Idaho                            22      5,261,236.08        0.62      45.56      8.838        632       98.80        360          2
Louisiana                        27      5,164,820.68        0.61      41.33      9.724        613       97.85        360          2
Tennessee                        42      5,115,063.31        0.61      42.99      9.938        609       97.93        358          2
Utah                             24      4,990,956.92        0.59      45.14      8.958        618       98.13        360          2
Oklahoma                         30      3,872,040.19        0.46      36.02      9.726        621       97.93        360          3
Minnesota                        25      3,682,235.79        0.44      42.67     10.050        600       97.16        360          2
Iowa                             28      3,416,363.71        0.40      42.17     10.191        605       98.01        360          2
Kansas                           19      3,325,114.91        0.39      43.72     10.104        633       99.08        360          2
Vermont                          16      3,275,035.82        0.39      41.45      9.406        640       97.96        360          2
Kentucky                         22      2,844,712.13        0.34      38.28      9.766        613       98.89        360          2
Arkansas                         16      1,786,677.52        0.21      38.58     10.526        599       97.77        360          3
Wyoming                           7      1,555,750.36        0.18      41.91      9.791        597       97.96        360          2
District of Columbia              3        905,491.52        0.11      49.75      9.016        607       98.85        360          2
Mississippi                       8        855,047.71        0.10      41.24      9.596        625       94.65        360          2
South Dakota                      5        830,965.26        0.10      39.31      9.416        653       99.50        360          2
Delaware                          3        759,186.49        0.09      47.32      8.929        655      100.00        360          3
Montana                           3        550,320.98        0.07      48.09     10.167        598       97.22        360          2
North Dakota                      4        481,295.94        0.06      40.20     10.046        612       96.67        360          2
Alaska                            2        349,746.53        0.04      40.76      9.693        641      100.00        360          2
Nebraska                          4        310,266.96        0.04      32.02     10.694        586       96.24        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


18. ZIP


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
ZIP                         Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
92392                            14     $5,718,441.15        0.68      44.10      7.311        674      100.00        360          3
02302                            11      3,255,936.16        0.39      43.37      8.906        651       98.63        360          2
95687                             6      3,009,808.45        0.36      48.76      7.688        652       98.01        360          2
92336                             5      2,825,358.43        0.33      39.61      8.052        681       98.17        360          2
92563                             5      2,753,452.71        0.33      48.45      8.629        653       97.89        360          2
95648                             5      2,566,131.94        0.30      41.57      7.999        639       99.12        360          3
92307                             7      2,347,349.78        0.28      46.10      8.198        637       98.67        360          3
92591                             5      2,260,763.74        0.27      46.01      7.719        662       98.34        360          3
92504                             4      2,017,124.56        0.24      49.66      8.266        603       95.31        360          2
02136                             4      1,961,158.19        0.23      40.43      8.463        640       97.92        360          2
Other                         3,332    815,443,935.62       96.60      43.73      8.814        639       98.12        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


19. Gross Margin (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Gross Margin (%)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                     2       $129,309.78        0.02      49.88     11.735        605       95.00        360          3
3.501 - 4.000                     4        389,196.31        0.05      43.66     11.156        577       95.00        360          2
4.001 - 4.500                     3        395,659.73        0.05      47.00      9.327        553       96.04        360          2
4.501 - 5.000                    14      2,446,545.93        0.32      44.83     10.169        597       95.87        360          2
5.001 - 5.500                    12      2,734,760.10        0.35      48.60      9.348        607       96.31        360          3
5.501 - 6.000                   175     41,255,048.16        5.35      44.03      8.832        641       98.42        360          2
6.001 - 6.500                 2,875    718,807,383.70       93.16      43.66      8.783        638       98.15        360          2
6.501 - 7.000                    15      3,034,263.01        0.39      45.78      9.440        609       98.42        360          3
7.001 - 7.500                    13      2,072,225.17        0.27      40.05      9.906        625       95.35        360          4
7.501 - 8.000                     1        116,731.52        0.02      54.45      9.375        612       95.00        360          2
8.001 - 8.500                     1        212,306.12        0.03      37.91      9.875        659       94.44        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,115   $771,593,429.53      100.00      43.70      8.800        638       98.14        360          2
------------------------------------------------------------------------------------------------------------------------------------


20. Initial Periodic Cap (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Initial Periodic Cap (%)    Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
3.000                         3,115   $771,593,429.53      100.00      43.70      8.800        638       98.14        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,115   $771,593,429.53      100.00      43.70      8.800        638       98.14        360          2
------------------------------------------------------------------------------------------------------------------------------------


21. Subsequent Periodic Cap (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Subsequent                 Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Periodic Cap (%)            Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
1.000                         3,115   $771,593,429.53      100.00      43.70      8.800        638       98.14        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,115   $771,593,429.53      100.00      43.70      8.800        638       98.14        360          2
------------------------------------------------------------------------------------------------------------------------------------


22. Maximum Mortgage Interest Rate (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Maximum Mortgage           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Interest Rate (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                    1       $265,789.80        0.03      44.97      6.880        679       95.00        360          2
10.001 - 10.500                   1        397,735.94        0.05      43.37      7.500        655      100.00        360          2
10.501 - 11.000                   1        289,605.56        0.04      51.19      7.950        641      100.00        360          2
11.001 - 11.500                   1        179,953.84        0.02      55.18      8.380        624      100.00        360          1
11.501 - 12.000                  10      3,526,776.68        0.46      44.28      6.380        700      100.00        360          2
12.001 - 12.500                  32     12,187,757.55        1.58      47.37      6.576        662       97.96        360          2
12.501 - 13.000                  78     32,502,657.67        4.21      45.14      6.847        665       98.47        360          2
13.001 - 13.500                 138     54,255,787.08        7.03      46.45      7.327        669       98.49        360          2
13.501 - 14.000                 318    120,419,806.04       15.61      45.20      7.825        653       98.67        360          2
14.001 - 14.500                 345    114,039,971.78       14.78      45.25      8.293        645       98.44        360          2
14.501 - 15.000                 479    133,904,324.68       17.35      43.13      8.773        645       98.31        360          2
15.001 - 15.500                 413     99,797,638.97       12.93      42.79      9.261        635       98.22        360          2
15.501 - 16.000                 438     87,466,694.23       11.34      40.91      9.749        623       98.02        360          2
16.001 - 16.500                 286     45,767,685.92        5.93      42.75     10.256        605       97.32        360          2
16.501 - 17.000                 243     31,894,625.05        4.13      41.61     10.745        601       96.80        360          2
17.001 - 17.500                 120     13,874,894.99        1.80      41.50     11.265        578       96.19        360          2
17.501 - 18.000                 123     12,648,160.01        1.64      41.21     11.809        564       96.00        360          2
18.001 - 18.500                  62      5,479,334.59        0.71      40.75     12.243        567       95.83        360          2
18.501 - 19.000                  26      2,694,229.15        0.35      42.32     12.672        549       95.10        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,115   $771,593,429.53      100.00      43.70      8.800        638       98.14        360          2
------------------------------------------------------------------------------------------------------------------------------------


23. Minimum Mortgage Interest Rate (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Minimum Mortgage           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Interest Rate (%)           Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                     7     $2,944,255.98        0.38      44.35      5.888        712      100.00        360          2
6.001 - 6.500                    27     11,513,840.24        1.49      47.10      6.382        664       98.07        360          2
6.501 - 7.000                    78     32,659,051.16        4.23      45.18      6.837        665       98.44        360          2
7.001 - 7.500                   138     54,630,156.08        7.08      46.40      7.314        669       98.52        360          2
7.501 - 8.000                   316    120,153,070.11       15.57      45.19      7.820        653       98.68        360          2
8.001 - 8.500                   344    113,874,411.74       14.76      45.28      8.293        644       98.44        360          2
8.501 - 9.000                   482    134,486,845.38       17.43      43.13      8.773        645       98.32        360          2
9.001 - 9.500                   418    100,761,812.13       13.06      42.89      9.259        635       98.20        360          2
9.501 - 10.000                  439     87,576,090.54       11.35      40.90      9.749        623       98.02        360          2
10.001 - 10.500                 288     46,033,052.86        5.97      42.75     10.256        605       97.31        360          2
10.501 - 11.000                 245     32,099,467.93        4.16      41.65     10.744        601       96.82        360          2
11.001 - 11.500                 121     13,978,408.87        1.81      41.51     11.264        578       96.18        360          2
11.501 - 12.000                 123     12,648,160.01        1.64      41.21     11.809        564       96.00        360          2
12.001 - 12.500                  63      5,540,577.35        0.72      40.66     12.244        567       95.82        360          2
12.501 - 13.000                  26      2,694,229.15        0.35      42.32     12.672        549       95.10        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,115   $771,593,429.53      100.00      43.70      8.800        638       98.14        360          2
------------------------------------------------------------------------------------------------------------------------------------


24. Next Rate Adjustment Date


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
Next Rate                  Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Adjustment Date             Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
November-2007                     1       $142,084.86        0.02      26.80      8.390        581       95.00        360         11
January-2008                      1         77,598.93        0.01      26.92     10.300        574       95.00        360          9
February-2008                     4        412,630.30        0.05      44.78      9.686        637       95.72        360          8
March-2008                        1         51,150.34        0.01      41.55     10.400        586       95.00        360          7
April-2008                        3        302,255.82        0.04      44.14      9.502        653       95.00        360          6
May-2008                         19      3,418,329.78        0.44      42.41     10.158        570       95.35        360          5
June-2008                        17      4,930,204.72        0.64      43.19      8.314        668       99.05        360          4
July-2008                       994    252,160,572.56       32.68      44.23      8.606        638       98.34        360          3
August-2008                   1,642    402,003,900.10       52.10      43.30      8.921        636       98.07        360          2
September-2008                  218     47,349,586.33        6.14      42.97      9.222        637       97.97        360          1
October-2008                      1        205,000.00        0.03      50.94     10.125        605      100.00        360          0
March-2009                        1         83,491.02        0.01      54.99      9.600        586       95.00        360          7
July-2009                        27      5,810,325.34        0.75      41.53      8.945        635       97.97        360          3
August-2009                      38      9,515,191.47        1.23      43.80      9.040        664       98.09        360          2
September-2009                    8      2,060,146.73        0.27      47.55      8.409        651       98.28        360          1
June-2011                         1         94,871.28        0.01      42.41     11.300        594       95.00        360          4
July-2011                        50     15,964,807.87        2.07      44.45      8.127        656       97.80        360          3
August-2011                      77     24,207,837.58        3.14      46.07      8.136        653       98.15        360          2
September-2011                   11      2,684,944.50        0.35      45.21      9.299        631       98.04        360          1
July-2021                         1        118,500.00        0.02      50.20      8.800        576       94.05        360          3
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,115   $771,593,429.53      100.00      43.70      8.800        638       98.14        360          2
------------------------------------------------------------------------------------------------------------------------------------


25. Debt-to-Income Ratio (%)


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Debt-to-Income Ratio (%)    Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 5.00                       1       $379,523.54        0.04       2.56      8.350        628      100.00        360          2
5.01 - 10.00                      3      1,313,117.56        0.16       6.89      9.233        656       98.04        360          2
10.01 - 15.00                    19      6,246,406.45        0.74      12.13      8.888        635       97.43        360          2
15.01 - 20.00                    38      7,924,918.87        0.94      18.03      8.980        635       97.39        360          2
20.01 - 25.00                    85     13,616,819.15        1.61      22.77      9.697        633       97.18        359          2
25.01 - 30.00                   191     35,544,331.74        4.21      27.78      9.107        631       98.05        360          2
30.01 - 35.00                   306     64,807,094.85        7.68      32.78      9.123        635       98.02        360          2
35.01 - 40.00                   486    110,732,960.08       13.12      37.71      9.003        641       98.11        360          2
40.01 - 45.00                   700    174,275,321.03       20.64      42.67      8.842        648       98.19        360          2
45.01 - 50.00                   769    210,112,050.58       24.89      47.60      8.605        646       98.43        360          2
50.01 - 55.00                   654    174,469,695.60       20.67      52.54      8.677        631       98.03        360          2
55.01 >=                        146     44,737,221.28        5.30      56.18      8.260        626       97.61        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


26. Delinquency Status


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Delinquency Status          Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
0-29                          3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------


27. Credit Grade


                                                          % of                                       Weighted    Weighted
                                                        Mortgage                                      Average    Average
                                         Aggregate      Loans by    Weighted   Weighted              Original    Original   Weighted
                            Number        Cut-off        Cut-off    Average    Average    Weighted   Combined      Term     Average
                              of           Date           Date      Debt-to-   Mortgage   Average    Loan-to-       to        Loan
                           Mortgage      Principal      Principal    Income    Interest    Credit      Value     Maturity     Age
Credit Grade                Loans         Balance        Balance     Ratio     Rate (%)    Score     Ratio (%)   (months)   (months)
------------------------------------------------------------------------------------------------------------------------------------
AA+                           2,890    739,538,018.04       87.61      43.70      8.666        646       98.37        360          2
AA                              437     88,339,313.26       10.46      44.32      9.705        589       96.25        360          2
A                                60    $14,525,424.40        1.72      43.96      9.177        604       97.48        360          2
B                                 8      1,365,527.13        0.16      46.38     10.418        619       97.50        360          2
C                                 3        391,177.90        0.05      36.09     12.090        621       95.00        360          2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,398   $844,159,460.73      100.00      43.77      8.788        640       98.13        360          2
------------------------------------------------------------------------------------------------------------------------------------
